                                                          Exhibit 99.B(2)(J)(ii)

                        FOREIGN CUSTODY MANAGER AGREEMENT

     AGREEMENT made as of January 6, 2003 between each entity listed on Schedule 1 attached hereto (each a "Fund" and collectively, "Funds") and The Bank of New York ("BNY").

                              W I T N E S S E T H:

     WHEREAS, the Fund and BNY have entered into a Custody Agreement (the "Custody Agreement");

     WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets, and the Fund has made each of its current series listed on
Schedule 1 hereto (the "Series"), as may be amended from time to time, subject to this Agreement;

     WHEREAS, the Fund desires to appoint BNY as a Foreign Custody Manager on the terms and conditions contained herein;

     WHEREAS, BNY desires to serve as a Foreign Custody Manager and perform the duties set forth herein on the terms and conditions contained herein; and

     NOW THEREFORE, in consideration of the mutual promises hereinafter contained in this Agreement, the Fund and BNY hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     1. "BOARD" shall mean the board of directors or board of trustees, as the case may be, of the Fund.

     2. "ELIGIBLE FOREIGN CUSTODIAN" shall have the meaning provided in the Rule.

     3. "MONITORING SYSTEM" shall mean a system established by BNY to fulfill the Responsibilities specified in clauses (d) and (e) of Section 1 of Article III of this Agreement.

     4. "RESPONSIBILITIES" shall mean the responsibilities delegated to BNY under the Rule as a Foreign Custody Manager with respect to each Specified Country and each Eligible Foreign Custodian selected by BNY, as such responsibilities are more fully described in Article III of this Agreement.

     5. "RULE" shall mean Rule 17f-5 under the Investment Company Act of 1940, as amended on June 12, 2000.

     6. "SPECIFIED COUNTRY" shall mean each country listed on Schedule 2 attached hereto (as amended from time to time) and each country, other than the United States, constituting the primary market for a security with respect to which the Fund has given, or may give, settlement instructions to The Bank of New York as custodian (the "Custodian") under its Custody Agreement with the Fund.

                                   ARTICLE II.
                        BNY AS A FOREIGN CUSTODY MANAGER

     1. The Fund on behalf of its Board hereby delegates to BNY with respect to each Specified Country the Responsibilities.

     2. BNY accepts the Board's delegation of Responsibilities with respect to each Specified Country and agrees in performing the Responsibilities as a Foreign Custody Manager to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of the Fund's assets would exercise.

     3. BNY shall provide to the Board and the Fund's investment adviser at such times as the Board deems reasonable and appropriate based on the circumstances of the Fund's foreign custody arrangements (but in no event less frequently than quarterly) written reports notifying the Board and the Fund's investment adviser of the placement of assets of the Fund with a particular Eligible Foreign Custodian within a Specified Country and shall promptly notify the Board and the Fund's investment adviser of any material change in the arrangements (including the contract governing such arrangements) with respect to assets of the Fund with any such Eligible Foreign Custodian.

                                  ARTICLE III.
                                RESPONSIBILITIES

     1. Subject to the provisions of this Agreement, BNY shall with respect to each Specified Country select an Eligible Foreign Custodian. In connection therewith, BNY shall: (a) determine that assets of the Fund held by such Eligible Foreign Custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market in which such Eligible Foreign Custodian operates, after considering all factors relevant to the safekeeping of such assets, including, without limitation, those contained in paragraph (c)(1) of the Rule; (b) determine that the Fund's foreign custody arrangements with each Eligible Foreign Custodian are governed by a written contract with the Custodian which will provide reasonable care for the Fund's assets based on the standards specified in paragraph (c)(1) of the Rule; (c) determine that each contract with an Eligible Foreign Custodian shall include the provisions specified in paragraph (c)(2)(i)(A) through (F) of the Rule or, alternatively, in lieu of any or all of such (c)(2)(i)(A) through (F) provisions, such other provisions as BNY determines will provide, in their entirety, the same or a greater level of care and protection for the assets of the Fund as such specified provisions; (d) monitor pursuant to the Monitoring System the appropriateness of maintaining the assets of the Fund with a particular Eligible Foreign Custodian pursuant to paragraph (c)(1) of the Rule and the performance of the contract governing such arrangement;

and (e) advise the Fund and the Fund's investment adviser, as soon as reasonably possible, whenever BNY determines under the Monitoring System that an arrangement (including, any material change in the contract governing such arrangement) described in preceding clause (d) no longer meets the requirements of the Rule.

     2. For purposes of clause (d) of the preceding Section 1 of this Article, BNY's determination of appropriateness shall not include, nor be deemed to include, any evaluation of Country Risks associated with investment in a particular country. For purposes hereof, "Country Risks" shall mean systemic risks of holding assets in a particular country including but not limited to (a) an Eligible Foreign Custodian's use of any depositories that act as or operate a system or a transnational system for the central handling of securities or any equivalent book-entries; (b) such country's financial infrastructure; (c) such country's prevailing custody and settlement practices (but not the custody and settlement practices of any Eligible Foreign Custodian whose custody and settlement practices are not such prevailing practices); (d) nationalization, expropriation or other governmental actions; (e) regulation of the banking or securities industry; (f) currency controls, restrictions, devaluations or fluctuations; and (g) market conditions which affect the orderly execution of securities transactions or affect the value of securities.

                                   ARTICLE IV.
                                 REPRESENTATIONS

     1. The Fund hereby represents that: (a) this Agreement has been duly authorized, executed and delivered by the Fund, constitutes a valid and legally binding obligation of the Fund enforceable in accordance with its terms, and, to the Fund's knowledge, no statute, regulation, rule, order, judgment or contract binding on the Fund prohibits the Fund's execution or performance of this Agreement; (b) this Agreement has been approved and ratified by the Board at a meeting duly called and at which a quorum was at all times present; and (c) the Board or the Fund's Investment Adviser has considered the Country Risks associated with investment in each Specified Country and will have considered such risks prior to any settlement instructions being given to the Custodian with respect to any other country.

     2. BNY hereby represents that: (a) BNY is duly organized and existing under the laws of the State of New York, with full power to carry on its businesses as now conducted, and to enter into this Agreement and to perform its obligations hereunder; (b) this Agreement has been duly authorized, executed and delivered by BNY, constitutes a valid and legally binding obligation of BNY enforceable in accordance with its terms, and, to BNY's knowledge, no statute, regulation, rule, order, judgment or contract binding on BNY prohibits BNY's execution or performance of this Agreement; (c) BNY has established and will maintain the Monitoring System, and (d) BNY is a U.S. Bank as defined in paragraph (a)(7) of the Rule.

                                   ARTICLE V.
                                 CONCERNING BNY

     1. BNY shall not be liable under this Agreement for any costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted against, the Fund except to the extent the same arises out of the failure of BNY to exercise the care, prudence and diligence required by Section 2 of Article II hereof. In no event shall BNY be liable to the Fund, the Board, or any third party for special, indirect or consequential damages, or for lost profits or loss of business, arising in connection with this Agreement.

     2. The Fund shall indemnify BNY and hold it harmless from and against any and all costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted against, BNY by reason or as a result of any action or inaction, or arising out of BNY's performance hereunder, provided that the Fund shall not indemnify BNY to the extent any such costs, expenses, damages, liabilities or claims arises out of BNY's failure to exercise the reasonable care, prudence and diligence required by Section 2 of Article II hereof, nor shall the Fund be liable to BNY or any third party for special, indirect or consequential damages, or for lost profits or loss of business arising in connection with this Agreement.

     3. For its services hereunder, the Fund agrees to pay to BNY such compensation and out-of-pocket expenses as shall be mutually agreed.

     4. BNY shall have only such duties as are expressly set forth herein. In no event shall BNY be liable for any Country Risks associated with investments in a particular country.

                                   ARTICLE VI.
                                  MISCELLANEOUS

     1. This Agreement constitutes the entire agreement between the Fund and BNY as a foreign custody manager, and no provision in the Custody Agreement between the Fund and the Custodian shall affect the duties and obligations of BNY hereunder, nor shall any provision in this Agreement affect the duties or obligations of the Custodian under the Custody Agreement.

     2. Any notice or other instrument in writing, authorized or required by this Agreement to be given to BNY, shall be sufficiently given if received by it at its offices at 100 Church Street, 10th Floor, New York, New York 10286, or at such other place as BNY may from time to time designate in writing.

     3. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund shall be sufficiently given if received by it at its offices at 7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258 or at such other place as the Fund may from time to time designate in writing.

     4. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided however, that this Agreement shall not be assignable by either party without the written consent of the other.

     5. This Agreement shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof. The Fund and BNY hereby consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder. The Fund and BNY each hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum. The Fund and BNY each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

     6. The parties hereto agree that in performing hereunder, BNY is acting solely on behalf of the Fund and no contractual or service relationship shall be deemed to be established hereby between BNY and any other person by reason of this Agreement.

     7. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

     8. This Agreement shall terminate simultaneously with the termination of the Custody Agreement between the Fund and the Custodian, and may otherwise be terminated by either party giving to the other party a notice in writing specifying the date of such termination, which shall be not less than thirty
(30) days after the date of such notice.

     9. A copy of the Declaration of Trust of the each Fund that is a Massachusetts Business Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Board of Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund; provided, however, that the Declaration of Trust of the Fund provides that the assets of a particular Series of the Fund shall under no circumstances be charged with liabilities attributable to any other Series of the Fund and that all persons extending credit to, or contracting with or having any claim against a particular Series of the Fund shall look only to the assets of that particular Series for payment of such credit, contract or claim.

     IN WITNESS WHEREOF, the Fund and BNY have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the date first above written.


                                 By: /s/ Michael J. Roland
                                     ----------------------------------------

                                 on behalf of each Fund identified on Schedule 1 hereto


                                 THE BANK OF NEW YORK

                                 By: /s/ Edward G. McGann
                                     ----------------------------------------

                                 Title:   EDWARD G. McGANN
                                           VICE PRESIDENT

                                   SCHEDULE 1
                              AS OF JANUARY 6, 2003

GCG TRUST:

Capital Growth Series
Value Equity Series
Asset Allocation Growth Series
Diversified Mid-Cap Series
Internet Tollkeeper Series
Limited Maturity Bond Series
Liquid Asset Series
Equity Opportunity Series
Focus Value Series
Fundamental Growth Series
All Cap Series
Investors Series
Strategic Equity Series
Fund for Life

                                   SCHEDULE 1
                         AMENDED AS OF JANUARY 13, 2003
                    TO INCLUDE THE ADDITION OF THE FOLLOWING

GCG TRUST:

Mid-Cap Growth Series
Research Series
Total Return Series
Fully Managed Series
Developing World Series
Hard Assets Series
Managed Global Series
International Equity Series
International Enhanced EAFE Series
Growth Series
Janus Growth and Income Series
Special Situations Series
Core Bond Series
Global Franchise Series
Equity Income Series
Large Cap Value Series
Capital Guardian Small Cap Series
J.P. Morgan Fleming Small Cap
Equity Growth Series
Real Estate Series
Van Kampen Growth and Income Series

                                   SCHEDULE 1
                          AMENDED AS OF MARCH 13, 2003
                    TO INCLUDE THE ADDITION OF THE FOLLOWING

ING GET FUND:

ING GET Fund - Series V

                                   SCHEDULE 1
                           AMENDED AS OF APRIL 7, 2003
                    TO INCLUDE THE ADDITION OF THE FOLLOWING

ING FUNDS TRUST:

ING GNMA Income Fund
ING High Yield Opportunity Fund
ING Lexington Money Market Trust
ING Money Market Fund
ING National Tax-Exempt Bond Fund
ING Strategic Bond Fund
ING Intermediate Bond Fund
ING Classic Money Market Fund
ING High Yield Bond Fund

                                   SCHEDULE 1
                            AMENDED AS OF MAY 1, 2003
                    TO INCLUDE THE ADDITION OF THE FOLLOWING

ING EQUITY TRUST:

ING Principal Protection Fund VII

                                   SCHEDULE 2

                               SPECIFIED COUNTRIES

Argentina
Australia
Austria
Bahrain
Bangladesh
Belgium
Bermuda
Bolivia
Botswana
Brazil
Bulgaria
Canada
Chile
China
Colombia
Costa Rica
Croatia
Cyprus
Czech Republic
Denmark
Ecuador
Egypt
Estonia
Finland
France
Germany
Ghana
Greece
Hong Kong
Hungary
India
Indonesia
Ireland
Israel
Italy
Ivory Coast
Japan
Jordan
Kenya
Latvia
Lebanon
Lithuania
Luxembourg
Malaysia
Mauritius
Mexico
Morocco
Namibia
Netherlands
New Zealand
Nigeria
Norway
Oman
Pakistan
Panama
Peru
Philippines
Poland
Portugal
Romania
Russia
Singapore
Slovakia
Slovenia
South Africa
South Korea
Spain
Sri Lanka
Swaziland
Sweden
Switzerland
Taiwan
Thailand
Transnational
Turkey
Ukraine
United Kingdom
Uruguay
Venezuela
Zambia
Zimbabwe

[ING FUNDS LOGO]


June 6, 2003

Ms. Martha Pierce
Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286


Dear Ms. Pierce:

Pursuant to the Foreign Custody Manager Agreement dated January 6, 2003 (the "Agreement"), we hereby notify you of the addition of the following countries to be added/included on Schedule 2 to the Agreement:

         Cayman Islands
         Iceland
         Jamaica
         Palestine
         Vietnam

If you have any questions, please contact me at (480) 477-2118.

Sincerely,


/s/ Michael J. Roland
Michael J. Roland
Executive Vice President & Chief Financial Officer

                               AMENDED SCHEDULE 2

                               SPECIFIED COUNTRIES

COUNTRY                     EFFECTIVE DATE
-------                     --------------
Argentina                   January 6, 2003
Australia                   January 6, 2003
Austria                     January 6, 2003
Bahrain                     January 6, 2003
Bangladesh                  January 6, 2003
Belgium                     January 6, 2003
Bermuda                     January 6, 2003
Bolivia                     January 6, 2003
Botswana                    January 6, 2003
Brazil                      January 6, 2003
Bulgaria                    January 6, 2003
Canada                      January 6, 2003
Cayman Islands              May 12, 2003
Chile                       January 6, 2003
China                       January 6, 2003
Colombia                    January 6, 2003
Costa Rica                  January 6, 2003
Croatia                     January 6, 2003
Cyprus                      January 6, 2003
Czech Republic              January 6, 2003
Denmark                     January 6, 2003
Ecuador                     January 6, 2003
Egypt                       January 6, 2003
Estonia                     January 6, 2003
Finland                     January 6, 2003
France                      January 6, 2003
Germany                     January 6, 2003
Ghana                       January 6, 2003
Greece                      January 6, 2003
Hong Kong                   January 6, 2003
Hungary                     January 6, 2003
Iceland                     May 12, 2003
India                       January 6, 2003
Indonesia                   January 6, 2003
Ireland                     January 6, 2003
Israel                      January 6, 2003
Italy                       January 6, 2003
Ivory Coast                 January 6, 2003
Jamaica                     May 12, 2003
Japan                       January 6, 2003
Jordan                      January 6, 2003
Kenya                       January 6, 2003
Lithuania                   January 6, 2003
Luxembourg                  January 6, 2003
Malaysia                    January 6, 2003
Mauritius                   January 6, 2003
Mexico                      January 6, 2003
Morocco                     January 6, 2003
Namibia                     January 6, 2003
Netherlands                 January 6, 2003
New Zealand                 January 6, 2003
Nigeria                     January 6, 2003
Norway                      January 6, 2003
Oman                        January 6, 2003
Pakistan                    January 6, 2003
Palestine                   May 12, 2003
Panama                      January 6, 2003
Peru                        January 6, 2003
Philippines                 January 6, 2003
Poland                      January 6, 2003
Portugal                    January 6, 2003
Romania                     January 6, 2003
Russia                      January 6, 2003
Singapore                   January 6, 2003
Slovakia                    January 6, 2003
Slovenia                    January 6, 2003
South Africa                January 6, 2003
South Korea                 January 6, 2003
Spain                       January 6, 2003
Sri Lanka                   January 6, 2003
Swaziland                   January 6, 2003
Sweden                      January 6, 2003
Switzerland                 January 6, 2003
Taiwan                      January 6, 2003
Thailand                    January 6, 2003
Transnational               January 6, 2003
Turkey                      January 6, 2003
Ukraine                     January 6, 2003

United Kingdom              January 6, 2003
Uruguay                     January 6, 2003
Venezuela                   January 6, 2003
Vietnam                     May 12, 2003
Zambia                      January 6, 2003
Zimbabwe                    January 6, 2003

[ING FUNDS LOGO]


July 2, 2003

Ms. Martha Pierce
Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286


Dear Ms. Pierce:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement and Securities Lending agreement each dated January 6, 2003 respectively and the Cash Reserve Agreement, dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of the Funds to be added/included on the Amended Exhibit A to the Agreements as of July 7, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the Amended Exhibit A by signing below.

If you have any questions, please contact me at (480) 477-2118.


                                                Sincerely,


                                                /s/ Michael J. Roland
                                                Michael J. Roland
                                                Executive Vice President & Chief
                                                Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York


By:    /s/ Edward G. McGann
       -------------------------------
Name:  EDWARD G. McGANN
       -------------------------------
Title: VICE PRESIDENT, Duly Authorized
       -------------------------------

7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000                   ING Funds
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                   www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                                     EFFECTIVE DATE
----                                                                     --------------
ING EQUITY TRUST
   ING Convertible Fund                                                   June 9, 2003
   ING Disciplined LargeCap Fund                                          June 9, 2003
   ING Equity and Bond Fund                                               June 9, 2003
   ING Financial Services Fund                                            June 9, 2003
   ING Growth Opportunities Fund                                          June 9, 2003
   ING LargeCap Growth Fund                                               June 9, 2003
   ING Large Company Value Fund                                           June 9, 2003
   ING MidCap Opportunities Fund                                          June 9, 2003
   ING MidCap Value Fund                                                  June 9, 2003
   ING Principal Protection Fund                                          June 2, 2003
   ING Principal Protection Fund II                                       June 2, 2003
   ING Principal Protection Fund III                                      June 2, 2003
   ING Principal Protection Fund IV                                       June 2, 2003
   ING Principal Protection Fund V                                        June 2, 2003
   ING Principal Protection Fund VI                                       June 2, 2003
   ING Principal Protection Fund VII                                       May 1, 2003
   ING Real Estate Fund                                                   June 9, 2003
   ING SmallCap Opportunities Fund                                        June 9, 2003
   ING SmallCap Value Fund                                                June 9, 2003
   ING Tax Efficient Equity Fund                                          June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                          April 7, 2003
   ING GNMA Income Fund                                                   April 7, 2003
   ING High Yield Bond Fund                                               April 7, 2003
   ING High Yield Opportunity Fund                                        April 7, 2003
   ING Intermediate Bond Fund                                             April 7, 2003
   ING Lexington Money Market Trust                                       April 7, 2003
   ING Money Market Fund                                                  April 7, 2003
   ING National Tax-Exempt Bond Fund                                      April 7, 2003
   ING Strategic Bond Fund                                                April 7, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                                      June 9, 2003

ING INVESTORS TRUST
   ING Alliance Mid Cap Growth Portfolio                                 January 6, 2003
   ING Eagle Asset Value Equity Portfolio                                January 6, 2003
   ING UBS U.S. Balanced Portfolio                                       January 6, 2003
   ING FMR(SM) Diversified Mid Cap Portfolio                             January 6, 2003

   ING Goldman Sachs Internet Tollkeeper(SM) Portfolio                   January 6, 2003
   ING Limited Maturity Bond Portfolio                                   January 6, 2003
   ING Liquid Assets Portfolio                                           January 6, 2003
   ING Jennison Equity Opportunities Portfolio                           January 6, 2003
   ING Mercury Focus Value Portfolio                                     January 6, 2003
   ING Mercury Fundamental Growth Portfolio                              January 6, 2003
   ING Salomon Brothers All Cap Portfolio                                January 6, 2003
   ING Salomon Brothers Investors Portfolio                              January 6, 2003
   ING AIM Mid Cap Growth Portfolio                                      January 6, 2003
   Fund for Life Series                                                  January 6, 2003
   ING MFS Mid Cap Growth Portfolio                                      January 13, 2003
   ING MFS Research Portfolio                                            January 13, 2003
   ING MFS Total Return Portfolio                                        January 13, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                      January 13, 2003
   ING Developing World Portfolio                                        January 13, 2003
   ING Hard Assets Portfolio                                             January 13, 2003
   ING Capital Guardian Managed Global Portfolio                         January 13, 2003
   ING International Portfolio                                           January 13, 2003
   ING JPMorgan Fleming International Enhanced EAFE Portfolio            January 13, 2003
   ING Marsico Growth Portfolio                                          January 13, 2003
   ING Janus Growth and Income Portfolio                                 January 13, 2003
   ING Janus Special Equity Portfolio                                    January 13, 2003
   ING PIMCO Core Bond Portfolio                                         January 13, 2003
   ING Van Kampen Global Franchise Portfolio                             January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                             January 13, 2003
   ING Capital Guardian Large Cap Value Portfolio                        January 13, 2003
   ING Capital Guardian Small Cap Portfolio                              January 13, 2003
   ING JPMorgan Fleming Small Cap Equity Portfolio                       January 13, 2003
   ING Van Kampen Real Estate Portfolio                                  January 13, 2003
   ING Van Kampen Growth and Income Portfolio                            January 13, 2003
                                                                         January 13, 2003
ING MAYFLOWER TRUST
   ING Growth + Value Fund                                                June 9, 2003

ING MUTUAL FUNDS
   ING Foreign Fund                                                       July 1, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                                 June 13, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                                June 2, 2003
   ING Aeltus Money Market Fund                                           June 2, 2003
   ING Balanced Fund                                                      June 2, 2003
   ING Bond Fund                                                          June 2, 2003
   ING Classic Principal Protection Fund                                  June 2, 2003
   ING Classic Principal Protection Fund II                               June 2, 2003
   ING Classic Principal Protection Fund III                              June 2, 2003
   ING Classic Principal Protection Fund IV                               June 2, 2003
   ING Government Fund                                                    June 2, 2003
   ING Growth Fund                                                        June 9, 2003
   ING Growth & Income Fund                                               June 9, 2003
   ING Index Plus LargeCap Fund                                           June 9, 2003
   ING Index Plus MidCap Fund                                             June 9, 2003
   ING Index Plus Protection Fund                                         June 2, 2003
   ING Index Plus SmallCap Fund                                           June 9, 2003
   ING Small Company Fund                                                 June 9, 2003
   ING Strategic Allocation Balanced Fund                                 June 2, 2003
   ING Strategic Allocation Growth Fund                                   June 2, 2003
   ING Strategic Allocation Income Fund                                   June 2, 2003
   ING Technology Fund                                                    June 2, 2003
   ING Value Opportunity Fund                                             June 9, 2003

ING VP BALANCED PORTFOLIO, INC.                                           July 7, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Growth Portfolio                           July 7, 2003
   ING VP Strategic Allocation Balanced Portfolio                         July 7, 2003
   ING VP Strategic Allocation Income Portfolio                           July 7, 2003

ING VP BOND PORTFOLIO                                                     July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                             July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                                     July 7, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                                July 7, 2003
   ING VP Index Plus LargeCap Portfolio                                   July 7, 2003
   ING VP Index Plus MidCap Portfolio                                     July 7, 2003
   ING VP Index Plus SmallCap Portfolio                                   July 7, 2003
   ING VP Small Company Portfolio                                         July 7, 2003
   ING VP Technology Portfolio                                            July 7, 2003

   ING VP Value Opportunity Portfolio                                     July 7, 2003

  * This Amended Exhibit A will be effective with respect to this Fund upon the effective date of the initial Registration Statement with respect to the Fund.

                                AMENDED EXHIBIT A

FUND                                                                    EFFECTIVE DATE
---                                                                     --------------
ING EQUITY TRUST
   ING Convertible Fund                                                   June 9, 2003
   ING Disciplined LargeCap Fund                                          June 9, 2003
   ING Equity and Bond Fund                                               June 9, 2003
   ING Financial Services Fund                                            June 9, 2003
   ING Growth Opportunities Fund                                          June 9, 2003
   ING LargeCap Growth Fund                                               June 9, 2003
   ING Large Company Value Fund                                           June 9, 2003
   ING MidCap Opportunities Fund                                          June 9, 2003
   ING MidCap Value Fund                                                  June 9, 2003
   ING Principal Protection Fund                                          June 2, 2003
   ING Principal Protection Fund II                                       June 2, 2003
   ING Principal Protection Fund III                                      June 2, 2003
   ING Principal Protection Fund IV                                       June 2, 2003
   ING Principal Protection Fund V                                        June 2, 2003
   ING Principal Protection Fund VI                                       June 2, 2003
   ING Principal Protection Fund VII                                       May 1, 2003
   ING Real Estate Fund                                                   June 9, 2003
   ING SmallCap Opportunities Fund                                        June 9, 2003
   ING SmallCap Value Fund                                                June 9, 2003
   ING Tax Efficient Equity Fund                                          June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                          April 7, 2003
   ING GNMA Income Fund                                                   April 7, 2003
   ING High Yield Bond Fund                                               April 7, 2003
   ING High Yield Opportunity Fund                                        April 7, 2003
   ING Intermediate Bond Fund                                             April 7, 2003
   ING Lexington Money Market Trust                                       April 7, 2003
   ING Money Market Fund                                                  April 7, 2003
   ING National Tax-Exempt Bond Fund                                      April 7, 2003
   ING Strategic Bond Fund                                                April 7, 2003

ING GET FUND
   ING GET Fund - Series D                                                July 14, 2003
   ING GET Fund - Series E                                                July 14, 2003
   ING GET Fund - Series G                                                July 14, 2003
   ING GET Fund - Series H                                                July 14, 2003
   ING GET Fund - Series I                                                July 14, 2003
   ING GET Fund - Series J                                                July 14, 2003
   ING GET Fund - Series K                                                July 14, 2003
   ING GET Fund - Series L                                                July 14, 2003

   ING GET Fund - Series M                                                July 14, 2003
   ING GET Fund - Series N                                                July 14, 2003
   ING GET Fund - Series P                                                July 14, 2003
   ING GET Fund - Series Q                                                July 14, 2003
   ING GET Fund - Series R                                                July 14, 2003
   ING GET Fund - Series S                                                July 14, 2003
   ING GET Fund - Series T                                                July 14, 2003
   ING GET Fund - Series U                                                July 14, 2003
   ING GET Fund - Series V                                               March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                                      June 9, 2003

ING INVESTORS TRUST
   ING Alliance Mid Cap Growth Portfolio                                 January 6, 2003
   ING Eagle Asset Value Equity Portfolio                                January 6, 2003
   ING UBS U.S. Balanced Portfolio                                       January 6, 2003
   ING FMR(SM) Diversified Mid Cap Portfolio                             January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM) Portfolio                   January 6, 2003
   ING Limited Maturity Bond Portfolio                                   January 6, 2003
   ING Liquid Assets Portfolio                                           January 6, 2003
   ING Jennison Equity Opportunities Portfolio                           January 6, 2003
   ING Mercury Focus Value Portfolio                                     January 6, 2003
   ING Mercury Fundamental Growth Portfolio                              January 6, 2003
   ING Salomon Brothers All Cap Portfolio                                January 6, 2003
   ING Salomon Brothers Investors Portfolio                              January 6, 2003
   ING AIM Mid Cap Growth Portfolio                                      January 6, 2003
   Fund for Life Series                                                  January 6, 2003
   ING MFS Mid Cap Growth Portfolio                                      January 13, 2003
   ING MFS Research Portfolio                                            January 13, 2003
   ING MFS Total Return Portfolio                                        January 13, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                      January 13, 2003
   ING Developing World Portfolio                                        January 13, 2003
   ING Hard Assets Portfolio                                             January 13, 2003
   ING Capital Guardian Managed Global Portfolio                         January 13, 2003
   ING International Portfolio                                           January 13, 2003
   ING JPMorgan Fleming International Enhanced EAFE Portfolio            January 13, 2003
   ING Marsico Growth Portfolio                                          January 13, 2003
   ING Janus Growth and Income Portfolio                                 January 13, 2003
   ING Janus Special Equity Portfolio                                    January 13, 2003
   ING PIMCO Core Bond Portfolio                                         January 13, 2003
   ING Van Kampen Global Franchise Portfolio                             January 13, 2003

   ING T. Rowe Price Equity Income Portfolio                            January 13, 2003
   ING Capital Guardian Large Cap Value Portfolio                       January 13, 2003
   ING Capital Guardian Small Cap Portfolio                             January 13, 2003
   ING JPMorgan Fleming Small Cap Equity Portfolio                      January 13, 2003
   ING Van Kampen Real Estate Portfolio                                 January 13, 2003
   ING Van Kampen Growth and Income Portfolio                           January 13, 2003
                                                                        January 13, 2003
ING MAYFLOWER TRUST
   ING Growth + Value Fund                                                June 9, 2003

ING MUTUAL FUNDS
   ING Foreign Fund                                                       July 1, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                                 June 13, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                                June 2, 2003
   ING Aeltus Money Market Fund                                           June 2, 2003
   ING Balanced Fund                                                      June 2, 2003
   ING Bond Fund                                                          June 2, 2003
   ING Classic Principal Protection Fund                                  June 2, 2003
   ING Classic Principal Protection Fund II                               June 2, 2003
   ING Classic Principal Protection Fund III                              June 2, 2003
   ING Classic Principal Protection Fund IV                               June 2, 2003
   ING Government Fund                                                    June 2, 2003
   ING Growth Fund                                                        June 9, 2003
   ING Growth & Income Fund                                               June 9, 2003
   ING Index Plus LargeCap Fund                                           June 9, 2003
   ING Index Plus MidCap Fund                                             June 9, 2003
   ING Index Plus Protection Fund                                         June 2, 2003
   ING Index Plus SmallCap Fund                                           June 9, 2003
   ING Small Company Fund                                                 June 9, 2003
   ING Strategic Allocation Balanced Fund                                 June 2, 2003
   ING Strategic Allocation Growth Fund                                   June 2, 2003
   ING Strategic Allocation Income Fund                                   June 2, 2003
   ING Technology Fund                                                    June 2, 2003
   ING Value Opportunity Fund                                             June 9, 2003

ING VP BALANCED PORTFOLIO, INC.                                           July 7, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Growth Portfolio                           July 7, 2003

   ING VP Strategic Allocation Balanced Portfolio                         July 7, 2003
   ING VP Strategic Allocation Income Portfolio                           July 7, 2003

ING VP BOND PORTFOLIO                                                     July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                             July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                                     July 7, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                                July 7, 2003
   ING VP Index Plus LargeCap Portfolio                                   July 7, 2003
   ING VP Index Plus MidCap Portfolio                                     July 7, 2003
   ING VP Index Plus SmallCap Portfolio                                   July 7, 2003
   ING VP Small Company Portfolio                                         July 7, 2003
   ING VP Technology Portfolio                                            July 7, 2003
   ING VP Value Opportunity Portfolio                                     July 7, 2003

  * This Amended Exhibit A will be effective with respect to this Fund upon the effective date of the initial Registration Statement with respect to the Fund.

[ING FUNDS LOGO]

August 28, 2003

Ms. Martha Pierce
Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286


Dear Ms. Pierce:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement and Fund Accounting Agreement each dated January 6, 2003 respectively, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of the Funds to be added/included on the Amended Exhibit A to the Agreements as of September 2, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the Amended Exhibit A by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                                Sincerely,


                                                /s/ Michael J. Roland
                                                Michael J. Roland
                                                Executive Vice President & Chief
                                                Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York


By:    /s/ Ira R. Rosner
       -------------------------------
Name:  IRA R. ROSNER
       -------------------------------
Title: VICE PRESIDENT, Duly Authorized
       -------------------------------


7337 E. Doubletree Ranch Rd.            Tel: 480-477-3000              ING Funds
Scottsdale, AZ 85258-2034               Fax: 480-477-2700
                                        www.ingfunds.com

                                AMENDED EXHIBIT A

FUND*                                                                        EFFECTIVE DATE
-----                                                                      --------------------
ING EQUITY TRUST
   ING Convertible Fund                                                        June 9, 2003
   ING Disciplined LargeCap Fund                                               June 9, 2003
   ING Equity and Bond Fund                                                    June 9, 2003
   ING Financial Services Fund                                                 June 9, 2003
   ING Growth Opportunities Fund                                               June 9, 2003
   ING LargeCap Growth Fund                                                    June 9, 2003
   ING Large Company Value Fund                                                June 9, 2003
   ING MidCap Opportunities Fund                                               June 9, 2003
   ING MidCap Value Fund                                                       June 9, 2003
   ING Principal Protection Fund                                               June 2, 2003
   ING Principal Protection Fund II                                            June 2, 2003
   ING Principal Protection Fund III                                           June 2, 2003
   ING Principal Protection Fund IV                                            June 2, 2003
   ING Principal Protection Fund V                                             June 2, 2003
   ING Principal Protection Fund VI                                            June 2, 2003
   ING Principal Protection Fund VII                                           May 1, 2003
   ING Principal Protection Fund VIII                                              TBD
   ING Principal Protection Fund IX                                                TBD
   ING Real Estate Fund                                                        June 9, 2003
   ING SmallCap Opportunities Fund                                             June 9, 2003
   ING SmallCap Value Fund                                                     June 9, 2003
   ING Tax Efficient Equity Fund                                               June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                              April 7, 2003
   ING GNMA Income Fund                                                       April 7, 2003
   ING High Yield Bond Fund                                                   April 7, 2003
   ING High Yield Opportunity Fund                                            April 7, 2003
   ING Intermediate Bond Fund                                                 April 7, 2003
   ING Lexington Money Market Trust                                           April 7, 2003
   ING Money Market Fund                                                      April 7, 2003
   ING National Tax-Exempt Bond Fund                                          April 7, 2003
   ING Strategic Bond Fund                                                    April 7, 2003

ING GET FUND
   ING GET Fund - Series D                                                    July 14, 2003
   ING GET Fund - Series E                                                    July 14, 2003
   ING GET Fund - Series G                                                    July 14, 2003
   ING GET Fund - Series H                                                    July 14, 2003
   ING GET Fund - Series I                                                    July 14, 2003

  * This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

   ING GET Fund - Series J                                                    July 14, 2003
   ING GET Fund - Series K                                                    July 14, 2003
   ING GET Fund - Series L                                                    July 14, 2003
   ING GET Fund - Series M                                                    July 14, 2003
   ING GET Fund - Series N                                                    July 14, 2003
   ING GET Fund - Series P                                                    July 14, 2003
   ING GET Fund - Series Q                                                    July 14, 2003
   ING GET Fund - Series R                                                    July 14, 2003
   ING GET Fund - Series S                                                    July 14, 2003
   ING GET Fund - Series T                                                    July 14, 2003
   ING GET Fund - Series U                                                    July 14, 2003
   ING GET Fund - Series V                                                   March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                                          June 9, 2003

ING INVESTORS TRUST
   Fund for Life Series                                                      January 6, 2003
   ING AIM Mid Cap Growth Portfolio                                          January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                                     January 6, 2003
   ING American Funds Growth Portfolio                                      September 2, 2003
   ING American Funds Growth-Income Portfolio                               September 2, 2003
   ING American Funds International Portfolio                               September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio                            January 13, 2003
   ING Capital Guardian Managed Global Portfolio                             January 13, 2003
   ING Capital Guardian Small Cap Portfolio                                  January 13, 2003
   ING Developing World Portfolio                                            January 13, 2003
   ING Eagle Asset Value Equity Portfolio                                    January 6, 2003
   ING FMR(SM) Diversified Mid Cap Portfolio                                 January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM) Portfolio                       January 6, 2003
   ING Hard Assets Portfolio                                                 January 13, 2003
   ING International Portfolio                                               January 13, 2003
   ING Janus Growth and Income Portfolio                                     January 13, 2003
   ING Janus Special Equity Portfolio                                        January 13, 2003
   ING Jennison Equity Opportunities Portfolio                               January 6, 2003
   ING JPMorgan Fleming Small Cap Equity Portfolio                           January 13, 2003
   ING Julius Baer Foreign Portfolio                                         January 13, 2003
   ING Limited Maturity Bond Portfolio                                       January 6, 2003
   ING Liquid Assets Portfolio                                               January 6, 2003
   ING Marsico Growth Portfolio                                              January 13, 2003
   ING Mercury Focus Value Portfolio                                         January 6, 2003
   ING Mercury Fundamental Growth Portfolio                                  January 6, 2003
   ING MFS Mid Cap Growth Portfolio                                          January 13, 2003

  * This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

   ING MFS Research Portfolio                                                January 13, 2003
   ING MFS Total Return Portfolio                                            January 13, 2003
   ING PIMCO Core Bond Portfolio                                             January 13, 2003
   ING Salomon Brothers All Cap Portfolio                                    January 6, 2003
   ING Salomon Brothers Investors Portfolio                                  January 6, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                          January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                                 January 13, 2003
   ING UBS U.S. Balanced Portfolio                                           January 6, 2003
   ING Van Kampen Global Franchise Portfolio                                 January 13, 2003
   ING Van Kampen Growth and Income Portfolio                                January 13, 2003
   ING Van Kampen Real Estate Portfolio                                      January 13, 2003
                                                                             January 13, 2003
ING MAYFLOWER TRUST
   ING Growth + Value Fund                                                     June 9, 2003

ING MUTUAL FUNDS
   ING Foreign Fund                                                            July 1, 2003
   ING Global Equity Dividend Fund                                          September 2, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                                     June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                                  September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                                          TBD
   ING GET U.S. Core Portfolio - Series 4                                          TBD
   ING GET U.S. Core Portfolio - Series 5                                          TBD
   ING GET U.S. Core Portfolio - Series 6                                          TBD
   ING GET U.S. Opportunity Portfolio - Series 1                                   TBD
   ING GET U.S. Opportunity Portfolio - Series 2                                   TBD

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                                     June 2, 2003
   ING Aeltus Money Market Fund                                                June 2, 2003
   ING Balanced Fund                                                           June 2, 2003
   ING Bond Fund                                                               June 2, 2003
   ING Classic Principal Protection Fund I                                     June 2, 2003
   ING Classic Principal Protection Fund II                                    June 2, 2003
   ING Classic Principal Protection Fund III                                   June 2, 2003
   ING Classic Principal Protection Fund IV                                    June 2, 2003
   ING Government Fund                                                         June 2, 2003
   ING Growth Fund                                                             June 9, 2003
   ING Growth & Income Fund                                                    June 9, 2003
   ING Index Plus LargeCap Fund                                                June 9, 2003
   ING Index Plus MidCap Fund                                                  June 9, 2003
   ING Index Plus Protection Fund                                              June 2, 2003
   ING Index Plus SmallCap Fund                                                June 9, 2003

  * This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

   ING Small Company Fund                                                      June 9, 2003
   ING Strategic Allocation Balanced Fund                                      June 2, 2003
   ING Strategic Allocation Growth Fund                                        June 2, 2003
   ING Strategic Allocation Income Fund                                        June 2, 2003
   ING Technology Fund                                                         June 2, 2003
   ING Value Opportunity Fund                                                  June 9, 2003

ING VP BALANCED PORTFOLIO, INC.                                                July 7, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Growth Portfolio                                July 7, 2003
   ING VP Strategic Allocation Balanced Portfolio                              July 7, 2003
   ING VP Strategic Allocation Income Portfolio                                July 7, 2003

ING VP BOND PORTFOLIO                                                          July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                                  July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                                          July 7, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                                     July 7, 2003
   ING VP Index Plus LargeCap Portfolio                                        July 7, 2003
   ING VP Index Plus MidCap Portfolio                                          July 7, 2003
   ING VP Index Plus SmallCap Portfolio                                        July 7, 2003
   ING VP Small Company Portfolio                                              July 7, 2003
   ING VP Technology Portfolio                                                 July 7, 2003
   ING VP Value Opportunity Portfolio                                          July 7, 2003

  * This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

[ING FUNDS LOGO]

September 25, 2003

Ms. Martha Pierce
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Pierce:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement and Fund Accounting Agreement each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Principal Protection Fund VIII, a newly established fund of ING Equity Trust (the "New Fund") to be included on the Amended Exhibit A to the Agreements as of October 1, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the New Fund by signing below.

If you have any questions, please contact me at (480) 477-2118.


                                               Sincerely,


                                               /s/ Michael J. Roland
                                               Michael J. Roland
                                               Executive Vice President & Chief
                                               Financial Officer


ACCEPTED AND AGREED TO:
The Bank of New York


By:    /s/ Edward G. McGann
       -------------------------------
Name:  EDWARD G. McGANN
       -------------------------------
Title: VICE PRESIDENT, Duly Authorized
       -------------------------------

7337 E. Doubletree Ranch Rd.        Tel: 480-477-3000       ING Investments, LLC
Scottsdale, AZ 85258-2034           Fax: 480-477-2700
                                    www.ingfunds.com

                                AMENDED EXHIBIT A

FUND*                                                                       EFFECTIVE DATE
-----                                                                    ----------------------
ING EQUITY TRUST
   ING Convertible Fund                                                        June 9, 2003
   ING Disciplined LargeCap Fund                                               June 9, 2003
   ING Equity and Bond Fund                                                    June 9, 2003
   ING Financial Services Fund                                                 June 9, 2003
   ING Growth Opportunities Fund                                               June 9, 2003
   ING LargeCap Growth Fund                                                    June 9, 2003
   ING MidCap Opportunities Fund                                               June 9, 2003
   ING MidCap Value Fund                                                       June 9, 2003
   ING Principal Protection Fund                                               June 2, 2003
   ING Principal Protection Fund II                                            June 2, 2003
   ING Principal Protection Fund III                                           June 2, 2003
   ING Principal Protection Fund IV                                            June 2, 2003
   ING Principal Protection Fund V                                             June 2, 2003
   ING Principal Protection Fund VI                                            June 2, 2003
   ING Principal Protection Fund VII                                            May 1, 2003
   ING Principal Protection Fund VIII                                        October 1, 2003
   ING Principal Protection Fund IX                                                TBD
   ING Real Estate Fund                                                        June 9, 2003
   ING SmallCap Opportunities Fund                                             June 9, 2003
   ING SmallCap Value Fund                                                     June 9, 2003
   ING Tax Efficient Equity Fund                                               June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                              April 7, 2003
   ING GNMA Income Fund                                                       April 7, 2003
   ING High Yield Bond Fund                                                   April 7, 2003
   ING High Yield Opportunity Fund                                            April 7, 2003
   ING Intermediate Bond Fund                                                 April 7, 2003
   ING Lexington Money Market Trust                                           April 7, 2003
   ING Money Market Fund                                                      April 7, 2003
   ING National Tax-Exempt Bond Fund                                          April 7, 2003
   ING Strategic Bond Fund                                                    April 7, 2003

ING GET FUND
   ING GET Fund - Series D                                                    July 14, 2003
   ING GET Fund - Series E                                                    July 14, 2003
   ING GET Fund - Series G                                                    July 14, 2003
   ING GET Fund - Series H                                                    July 14, 2003
   ING GET Fund - Series I                                                    July 14, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (continued)
   ING GET Fund - Series J                                                 July 14, 2003
   ING GET Fund - Series K                                                 July 14, 2003
   ING GET Fund - Series L                                                 July 14, 2003
   ING GET Fund - Series M                                                 July 14, 2003
   ING GET Fund - Series N                                                 July 14, 2003
   ING GET Fund - Series P                                                 July 14, 2003
   ING GET Fund - Series Q                                                 July 14, 2003
   ING GET Fund - Series R                                                 July 14, 2003
   ING GET Fund - Series S                                                 July 14, 2003
   ING GET Fund - Series T                                                 July 14, 2003
   ING GET Fund - Series U                                                 July 14, 2003
   ING GET Fund - Series V                                                March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                                       June 9, 2003

ING INVESTORS TRUST
   Fund for Life Series                                                   January 6, 2003
   ING AIM Mid Cap Growth Portfolio                                       January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                                  January 6, 2003
   ING American Funds Growth Portfolio                                   September 2, 2003
   ING American Funds Growth-Income Portfolio                            September 2, 2003
   ING American Funds International Portfolio                            September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio                        January 13, 2003
   ING Capital Guardian Managed Global Portfolio                         January 13, 2003
   ING Capital Guardian Small Cap Portfolio                              January 13, 2003
   ING Developing World Portfolio                                        January 13, 2003
   ING Eagle Asset Value Equity Portfolio                                 January 6, 2003
   ING FMR(SM) Diversified Mid Cap Portfolio                              January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM) Portfolio                    January 6, 2003
   ING Hard Assets Portfolio                                             January 13, 2003
   ING International Portfolio                                           January 13, 2003
   ING Janus Growth and Income Portfolio                                 January 13, 2003
   ING Janus Special Equity Portfolio                                    January 13, 2003
   ING Jennison Equity Opportunities Portfolio                            January 6, 2003
   ING JPMorgan Fleming Small Cap Equity Portfolio                        January 13, 2003
   ING Julius Baer Foreign Portfolio                                     January 13, 2003
   ING Limited Maturity Bond Portfolio                                    January 6, 2003
   ING Liquid Assets Portfolio                                            January 6, 2003
   ING Marsico Growth Portfolio                                          January 13, 2003
   ING Mercury Focus Value Portfolio                                      January 6, 2003
   ING Mercury Fundamental Growth Portfolio                               January 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
   ING MFS Mid Cap Growth Portfolio                                      January 13, 2003
   ING MFS Research Portfolio                                            January 13, 2003
   ING MFS Total Return Portfolio                                        January 13, 2003
   ING PIMCO Core Bond Portfolio                                         January 13, 2003
   ING Salomon Brothers All Cap Portfolio                                 January 6, 2003
   ING Salomon Brothers Investors Portfolio                               January 6, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                      January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                             January 13, 2003
   ING UBS U.S. Balanced Portfolio                                        January 6, 2003
   ING Van Kampen Global Franchise Portfolio                             January 13, 2003
   ING Van Kampen Growth and Income Portfolio                            January 13, 2003
   ING Van Kampen Real Estate Portfolio                                  January 13, 2003
                                                                             January 13, 2003
ING MAYFLOWER TRUST
   ING Growth + Value Fund                                                 June 9, 2003

ING MUTUAL FUNDS
   ING Foreign Fund                                                        July 1, 2003
   ING Global Equity Dividend Fund                                       September 2, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                                  June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                                September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                                       TBD
   ING GET U.S. Core Portfolio - Series 4                                       TBD
   ING GET U.S. Core Portfolio - Series 5                                       TBD
   ING GET U.S. Core Portfolio - Series 6                                       TBD
   ING GET U.S. Opportunity Portfolio - Series 1                                TBD
   ING GET U.S. Opportunity Portfolio - Series 2                                TBD

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                                 June 2, 2003
   ING Aeltus Money Market Fund                                            June 2, 2003
   ING Balanced Fund                                                       June 2, 2003
   ING Bond Fund                                                           June 2, 2003
   ING Classic Principal Protection Fund I                                 June 2, 2003
   ING Classic Principal Protection Fund II                                June 2, 2003
   ING Classic Principal Protection Fund III                               June 2, 2003
   ING Classic Principal Protection Fund IV                                June 2, 2003
   ING Government Fund                                                     June 2, 2003
   ING Growth Fund                                                         June 9, 2003
   ING Growth & Income Fund                                                June 9, 2003
   ING Index Plus LargeCap Fund                                            June 9, 2003
   ING Index Plus MidCap Fund                                              June 9, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING SERIES FUND, INC. (CONTINUED)
   ING Index Plus Protection Fund                                              June 2, 2003
   ING Index Plus SmallCap Fund                                                June 9, 2003
   ING Small Company Fund                                                      June 9, 2003
   ING Strategic Allocation Balanced Fund                                      June 2, 2003
   ING Strategic Allocation Growth Fund                                        June 2, 2003
   ING Strategic Allocation Income Fund                                        June 2, 2003
   ING Technology Fund                                                         June 2, 2003
   ING Value Opportunity Fund                                                  June 9, 2003

ING VP BALANCED PORTFOLIO, INC.                                                July 7, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Growth Portfolio                                July 7, 2003
   ING VP Strategic Allocation Balanced Portfolio                              July 7, 2003
   ING VP Strategic Allocation Income Portfolio                                July 7, 2003

ING VP BOND PORTFOLIO                                                          July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                                  July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                                          July 7, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                                     July 7, 2003
   ING VP Index Plus LargeCap Portfolio                                        July 7, 2003
   ING VP Index Plus MidCap Portfolio                                          July 7, 2003
   ING VP Index Plus SmallCap Portfolio                                        July 7, 2003
   ING VP Small Company Portfolio                                              July 7, 2003
   ING VP Technology Portfolio                                                 July 7, 2003
   ING VP Value Opportunity Portfolio                                          July 7, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

[ING FUNDS LOGO]

September 25, 2003

Ms. Martha Pierce
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Pierce:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement and Fund Accounting Agreement each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING VP Convertible Portfolio, ING VP Disciplined LargeCap Portfolio, ING VP Growth Opportunities Portfolio, ING VP Growth + Value Portfolio, ING VP High Yield Bond Portfolio, ING VP Large Company Value Portfolio, ING VP LargeCap Growth Portfolio, ING VP MagnaCap Portfolio, ING VP MidCap Opportunities Portfolio, ING VP Natural Resources Trust, ING VP SmallCap Opportunities Portfolio, The Asset Allocation Portfolio, The Bond Portfolio, The Money Market Portfolio and The Stock Portfolio, (the "Funds") to be included on the Amended Exhibit A to the Agreements as of October 6, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                                Sincerely,


                                                /s/ Michael J. Rolan
                                                Michael J. Rolan
                                                Executive Vice President & Chief
                                                Financial Officer


ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ Edward G. McGann
       -------------------------------
Name:  EDWARD G. McGANN
       -------------------------------
Title: VICE PRESIDENT, Duly Authorized
       -------------------------------

7337 E. Doubletree Ranch Rd.        Tel: 480-477-3000       ING Investments, LLC
Scottsdale, AZ 85258-2034           Fax: 480-477-2700
                                    www.ingfunds.com

                                AMENDED EXHIBIT A

FUND*                                                                         EFFECTIVE DATE
-----                                                                      --------------------
ING EQUITY TRUST
   ING Convertible Fund                                                        June 9, 2003
   ING Disciplined LargeCap Fund                                               June 9, 2003
   ING Equity and Bond Fund                                                    June 9, 2003
   ING Financial Services Fund                                                 June 9, 2003
   ING Growth Opportunities Fund                                               June 9, 2003
   ING LargeCap Growth Fund                                                    June 9, 2003
   ING Large Company Value Fund                                                June 9, 2003
   ING MidCap Opportunities Fund                                               June 9, 2003
   ING MidCap Value Fund                                                       June 9, 2003
   ING Principal Protection Fund                                               June 2, 2003
   ING Principal Protection Fund II                                            June 2, 2003
   ING Principal Protection Fund III                                           June 2, 2003
   ING Principal Protection Fund IV                                            June 2, 2003
   ING Principal Protection Fund V                                             June 2, 2003
   ING Principal Protection Fund VI                                            June 2, 2003
   ING Principal Protection Fund VII                                           May 1, 2003
   ING Principal Protection Fund VIII                                        October 1, 2003
   ING Principal Protection Fund IX                                                TBD
   ING Real Estate Fund                                                        June 9, 2003
   ING SmallCap Opportunities Fund                                             June 9, 2003
   ING SmallCap Value Fund                                                     June 9, 2003
   ING Tax Efficient Equity Fund                                               June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                              April 7, 2003
   ING GNMA Income Fund                                                       April 7, 2003
   ING High Yield Bond Fund                                                   April 7, 2003
   ING High Yield Opportunity Fund                                            April 7, 2003
   ING Intermediate Bond Fund                                                 April 7, 2003
   ING Lexington Money Market Trust                                           April 7, 2003
   ING Money Market Fund                                                      April 7, 2003
   ING National Tax-Exempt Bond Fund                                          April 7, 2003
   ING Strategic Bond Fund                                                    April 7, 2003

ING GET FUND
   ING GET Fund - Series D                                                    July 14, 2003
   ING GET Fund - Series E                                                    July 14, 2003
   ING GET Fund - Series G                                                    July 14, 2003
   ING GET Fund - Series H                                                    July 14, 2003
   ING GET Fund - Series I                                                    July 14, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
   ING GET Fund - Series J                                                    July 14, 2003
   ING GET Fund - Series K                                                    July 14, 2003
   ING GET Fund - Series L                                                    July 14, 2003
   ING GET Fund - Series M                                                    July 14, 2003
   ING GET Fund - Series N                                                    July 14, 2003
   ING GET Fund - Series P                                                    July 14, 2003
   ING GET Fund - Series Q                                                    July 14, 2003
   ING GET Fund - Series R                                                    July 14, 2003
   ING GET Fund - Series S                                                    July 14, 2003
   ING GET Fund - Series T                                                    July 14, 2003
   ING GET Fund - Series U                                                    July 14, 2003
   ING GET Fund - Series V                                                    March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                                           June 9, 2003

ING INVESTORS TRUST
   Fund for Life Series                                                      January 6, 2003
   ING AIM Mid Cap Growth Portfolio                                          January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                                     January 6, 2003
   ING American Funds Growth Portfolio                                      September 2, 2003
   ING American Funds Growth-Income Portfolio                               September 2, 2003
   ING American Funds International Portfolio                               September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio                            January 13, 2003
   ING Capital Guardian Managed Global Portfolio                             January 13, 2003
   ING Capital Guardian Small Cap Portfolio                                  January 13, 2003
   ING Developing World Portfolio                                            January 13, 2003
   ING Eagle Asset Value Equity Portfolio                                    January 6, 2003
   ING FMR(SM) Diversified Mid Cap Portfolio                                 January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM) Portfolio                       January 6, 2003
   ING Hard Assets Portfolio                                                 January 13, 2003
   ING International Portfolio                                               January 13, 2003
   ING Janus Growth and Income Portfolio                                     January 13, 2003
   ING Janus Special Equity Portfolio                                        January 13, 2003
   ING Jennison Equity Opportunities Portfolio                               January 6, 2003
   ING JPMorgan Fleming Small Cap Equity Portfolio                           January 13, 2003
   ING Julius Baer Foreign Portfolio                                         January 13, 2003
   ING Limited Maturity Bond Portfolio                                       January 6, 2003
   ING Liquid Assets Portfolio                                               January 6, 2003
   ING Marsico Growth Portfolio                                              January 13, 2003
   ING Mercury Focus Value Portfolio                                         January 6, 2003
   ING Mercury Fundamental Growth Portfolio                                  January 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
   ING MFS Mid Cap Growth Portfolio                                          January 13, 2003
   ING MFS Research Portfolio                                                January 13, 2003
   ING MFS Total Return Portfolio                                            January 13, 2003
   ING PIMCO Core Bond Portfolio                                             January 13, 2003
   ING Salomon Brothers All Cap Portfolio                                    January 6, 2003
   ING Salomon Brothers Investors Portfolio                                  January 6, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                          January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                                 January 13, 2003
   ING UBS U.S. Balanced Portfolio                                           January 6, 2003
   ING Van Kampen Global Franchise Portfolio                                 January 13, 2003
   ING Van Kampen Growth and Income Portfolio                                January 13, 2003
   ING Van Kampen Real Estate Portfolio                                      January 13, 2003
                                                                             January 13, 2003
ING MAYFLOWER TRUST
   ING Growth + Value Fund                                                     June 9, 2003

ING MUTUAL FUNDS
   ING Foreign Fund                                                             July 1, 2003
   ING Global Equity Dividend Fund                                          September 2, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                                     June 2, 2003
   ING Aeltus Money Market Fund                                                June 2, 2003
   ING Balanced Fund                                                           June 2, 2003
   ING Bond Fund                                                               June 2, 2003
   ING Classic Principal Protection Fund I                                     June 2, 2003
   ING Classic Principal Protection Fund II                                    June 2, 2003
   ING Classic Principal Protection Fund III                                   June 2, 2003
   ING Classic Principal Protection Fund IV                                    June 2, 2003
   ING Government Fund                                                         June 2, 2003
   ING Growth Fund                                                             June 9, 2003
   ING Growth & Income Fund                                                    June 9, 2003
   ING Index Plus LargeCap Fund                                                June 9, 2003
   ING Index Plus MidCap Fund                                                  June 9, 2003
   ING Index Plus Protection Fund                                              June 2, 2003
   ING Index Plus SmallCap Fund                                                June 9, 2003
   ING Small Company Fund                                                      June 9, 2003
   ING Strategic Allocation Balanced Fund                                      June 2, 2003
   ING Strategic Allocation Growth Fund                                        June 2, 2003
   ING Strategic Allocation Income Fund                                        June 2, 2003
   ING Technology Fund                                                         June 2, 2003
   ING Value Opportunity Fund                                                  June 9, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Growth Portfolio                            July 7, 2003
   ING VP Strategic Allocation Balanced Portfolio                          July 7, 2003
   ING VP Strategic Allocation Income Portfolio                            July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                                      July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                                  June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                                September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                                       TBD
   ING GET U.S. Core Portfolio - Series 4                                       TBD
   ING GET U.S. Core Portfolio - Series 5                                       TBD
   ING GET U.S. Core Portfolio - Series 6                                       TBD
   ING GET U.S. Opportunity Portfolio - Series 1                                TBD
   ING GET U.S. Opportunity Portfolio - Series 2                                TBD

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                                 July 7, 2003
   ING VP Index Plus LargeCap Portfolio                                    July 7, 2003
   ING VP Index Plus MidCap Portfolio                                      July 7, 2003
   ING VP Index Plus SmallCap Portfolio                                    July 7, 2003
   ING VP Small Company Portfolio                                          July 7, 2003
   ING VP Technology Portfolio                                             July 7, 2003
   ING VP Value Opportunity Portfolio                                      July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                                           October 6, 2003
   ING VP Disciplined LargeCap Portfolio                                  October 6, 2003
   ING VP Growth + Value Portfolio                                        October 6, 2003
   ING VP Growth Opportunities Portfolio                                  October 6, 2003
   ING VP High Yield Bond Portfolio                                       October 6, 2003
   ING VP Large Company Value Portfolio                                   October 6, 2003
   ING VP LargeCap Growth Portfolio                                       October 6, 2003
   ING VP MagnaCap Portfolio                                              October 6, 2003
   ING VP MidCap Opportunities Portfolio                                  October 6, 2003
   ING VP SmallCap Opportunities Portfolio                                October 6, 2003

   ING VP BALANCED PORTFOLIO, INC.                                         July 7, 2003

   ING VP BOND PORTFOLIO                                                   July 7, 2003

   ING VP MONEY MARKET PORTFOLIO                                           July 7, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING VP NATURAL RESOURCES TRUST                                               October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                                            October 6, 2003
   The Bond Portfolio                                                        October 6, 2003
   The Money Market Portfolio                                                October 6, 2003
   The Stock Portfolio                                                       October 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

                                             AMENDED EXHIBIT A

FUND*                                                                       EFFECTIVE DATE
------                                                                    ------------------
ING EQUITY TRUST
   ING Convertible Fund                                                    June 9, 2003
   ING Disciplined LargeCap Fund                                           June 9, 2003
   ING Equity and Bond Fund                                                June 9, 2003
   ING Financial Services Fund                                             June 9, 2003
   ING Growth Opportunities Fund                                           June 9, 2003
   ING LargeCap Growth Fund                                                June 9, 2003
   ING Large Company Value Fund                                            June 9, 2003
   ING MidCap Opportunities Fund                                           June 9, 2003
   ING MidCap Value Fund                                                   June 9, 2003
   ING Principal Protection Fund                                           June 2, 2003
   ING Principal Protection Fund II                                        June 2, 2003
   ING Principal Protection Fund III                                       June 2, 2003
   ING Principal Protection Fund IV                                        June 2, 2003
   ING Principal Protection Fund V                                         June 2, 2003
   ING Principal Protection Fund VI                                        June 2, 2003
   ING Principal Protection Fund VII                                        May 1, 2003
   ING Principal Protection Fund VIII                                     October 1, 2003
   ING Principal Protection Fund IX                                             TBD
   ING Real Estate Fund                                                    June 9, 2003
   ING SmallCap Opportunities Fund                                         June 9, 2003
   ING SmallCap Value Fund                                                 June 9, 2003
   ING Tax Efficient Equity Fund                                           June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                           April 7, 2003
   ING GNMA Income Fund                                                    April 7, 2003
   ING High Yield Bond Fund                                                April 7, 2003
   ING High Yield Opportunity Fund                                         April 7, 2003
   ING Intermediate Bond Fund                                              April 7, 2003
   ING Lexington Money Market Trust                                        April 7, 2003
   ING Money Market Fund                                                   April 7, 2003
   ING National Tax-Exempt Bond Fund                                       April 7, 2003
   ING Strategic Bond Fund                                                 April 7, 2003

ING GET FUND
   ING GET Fund - Series D                                                 July 14, 2003
   ING GET Fund - Series E                                                 July 14, 2003
   ING GET Fund - Series G                                                 July 14, 2003
   ING GET Fund - Series H                                                 July 14, 2003
   ING GET Fund - Series I                                                 July 14, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
   ING GET Fund - Series J                                                    July 14, 2003
   ING GET Fund - Series K                                                    July 14, 2003
   ING GET Fund - Series L                                                    July 14, 2003
   ING GET Fund - Series M                                                    July 14, 2003
   ING GET Fund - Series N                                                    July 14, 2003
   ING GET Fund - Series P                                                    July 14, 2003
   ING GET Fund - Series Q                                                    July 14, 2003
   ING GET Fund - Series R                                                    July 14, 2003
   ING GET Fund - Series S                                                    July 14, 2003
   ING GET Fund - Series T                                                    July 14, 2003
   ING GET Fund - Series U                                                    July 14, 2003
   ING GET Fund - Series V                                                    March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                                           June 9, 2003

ING INVESTORS TRUST
   Fund for Life Series                                                      January 6, 2003
   ING AIM Mid Cap Growth Portfolio                                          January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                                     January 6, 2003
   ING American Funds Growth Portfolio                                      September 2, 2003
   ING American Funds Growth-Income Portfolio                               September 2, 2003
   ING American Funds International Portfolio                               September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio                            January 13, 2003
   ING Capital Guardian Managed Global Portfolio                             January 13, 2003
   ING Capital Guardian Small Cap Portfolio                                  January 13, 2003
   ING Developing World Portfolio                                            January 13, 2003
   ING Eagle Asset Value Equity Portfolio                                    January 6, 2003
   ING FMR(SM) Diversified Mid Cap Portfolio                                 January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM) Portfolio                       January 6, 2003
   ING Hard Assets Portfolio                                                 January 13, 2003
   ING International Portfolio                                               January 13, 2003
   ING Janus Growth and Income Portfolio                                     January 13, 2003
   ING Janus Special Equity Portfolio                                        January 13, 2003
   ING Jennison Equity Opportunities Portfolio                               January 6, 2003
   ING JPMorgan Fleming Small Cap Equity Portfolio                           January 13, 2003
   ING Julius Baer Foreign Portfolio                                         January 13, 2003
   ING Limited Maturity Bond Portfolio                                       January 6, 2003
   ING Liquid Assets Portfolio                                               January 6, 2003
   ING Marsico Growth Portfolio                                              January 13, 2003
   ING Mercury Focus Value Portfolio                                         January 6, 2003
   ING Mercury Fundamental Growth Portfolio                                  January 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
   ING MFS Mid Cap Growth Portfolio                                          January 13, 2003
   ING MFS Research Portfolio                                                January 13, 2003
   ING MFS Total Return Portfolio                                            January 13, 2003
   ING PIMCO Core Bond Portfolio                                             January 13, 2003
   ING Salomon Brothers All Cap Portfolio                                    January 6, 2003
   ING Salomon Brothers Investors Portfolio                                  January 6, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                          January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                                 January 13, 2003
   ING UBS U.S. Balanced Portfolio                                           January 6, 2003
   ING Van Kampen Equity Growth Portfolio                                    January 13, 2003
   ING Van Kampen Global Franchise Portfolio                                 January 13, 2003
   ING Van Kampen Growth and Income Portfolio                                January 13, 2003
   ING Van Kampen Real Estate Portfolio                                      January 13, 2003

ING MAYFLOWER TRUST
   ING Growth + Value Fund                                                     June 9, 2003

ING MUTUAL FUNDS
   ING Foreign Fund                                                            July 1, 2003
   ING Global Equity Dividend Fund                                          September 2, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                                     June 2, 2003
   ING Aeltus Money Market Fund                                                June 2, 2003
   ING Balanced Fund                                                           June 2, 2003
   ING Bond Fund                                                               June 2, 2003
   ING Classic Principal Protection Fund I                                     June 2, 2003
   ING Classic Principal Protection Fund II                                    June 2, 2003
   ING Classic Principal Protection Fund III                                   June 2, 2003
   ING Classic Principal Protection Fund IV                                    June 2, 2003
   ING Government Fund                                                         June 2, 2003
   ING Growth Fund                                                             June 9, 2003
   ING Growth & Income Fund                                                    June 9, 2003
   ING Index Plus LargeCap Fund                                                June 9, 2003
   ING Index Plus MidCap Fund                                                  June 9, 2003
   ING Index Plus Protection Fund                                              June 2, 2003
   ING Index Plus SmallCap Fund                                                June 9, 2003
   ING Small Company Fund                                                      June 9, 2003
   ING Strategic Allocation Balanced Fund                                      June 2, 2003
   ING Strategic Allocation Growth Fund                                        June 2, 2003
   ING Strategic Allocation Income Fund                                        June 2, 2003
   ING Technology Fund                                                         June 2, 2003
   ING Value Opportunity Fund                                                  June 9, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Growth Portfolio                                July 7, 2003
   ING VP Strategic Allocation Balanced Portfolio                              July 7, 2003
   ING VP Strategic Allocation Income Portfolio                                July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                                          July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                                     June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                                   September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                                          TBD
   ING GET U.S. Core Portfolio - Series 4                                          TBD
   ING GET U.S. Core Portfolio - Series 5                                          TBD
   ING GET U.S. Core Portfolio - Series 6                                          TBD
   ING GET U.S. Opportunity Portfolio - Series 1                                   TBD
   ING GET U.S. Opportunity Portfolio - Series 2                                   TBD

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                                     July 7, 2003
   ING VP Index Plus LargeCap Portfolio                                        July 7, 2003
   ING VP Index Plus MidCap Portfolio                                          July 7, 2003
   ING VP Index Plus SmallCap Portfolio                                        July 7, 2003
   ING VP Small Company Portfolio                                              July 7, 2003
   ING VP Technology Portfolio                                                 July 7, 2003
   ING VP Value Opportunity Portfolio                                          July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                                              October 6, 2003
   ING VP Disciplined LargeCap Portfolio                                     October 6, 2003
   ING VP Growth + Value Portfolio                                           October 6, 2003
   ING VP Growth Opportunities Portfolio                                     October 6, 2003
   ING VP High Yield Bond Portfolio                                          October 6, 2003
   ING VP Large Company Value Portfolio                                      October 6, 2003
   ING VP LargeCap Growth Portfolio                                          October 6, 2003
   ING VP MagnaCap Portfolio                                                 October 6, 2003
   ING VP MidCap Opportunities Portfolio                                     October 6, 2003
   ING VP SmallCap Opportunities Portfolio                                   October 6, 2003

   ING VP BALANCED PORTFOLIO, INC.                                             July 7, 2003

   ING VP BOND PORTFOLIO                                                       July 7, 2003

   ING VP MONEY MARKET PORTFOLIO                                               July 7, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING VP NATURAL RESOURCES TRUST                                               October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                                            October 6, 2003
   The Bond Portfolio                                                        October 6, 2003
   The Money Market Portfolio                                                October 6, 2003
   The Stock Portfolio                                                       October 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

[ING FUNDS LOGO]

October 17, 2003

Ms. Mary Jean Milner
Vice President, Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Emerging Countries Fund, ING Global Real Estate Fund, ING International Fund, ING International Growth Fund, ING International SmallCap Growth Fund, ING International Value Fund, ING Precious Metals Fund, ING Russia Fund, ING VP Emerging Markets Fund, ING VP International Equity Portfolio, ING VP International Value Portfolio, ING VP Worldwide Growth Portfolio and ING Worldwide Growth Fund (the "Funds") to be included on the Amended Exhibit A to the Agreements as of November 3, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                                Sincerely,


                                                /s/ Michael J. Roland
                                                Michael J. Roland
                                                Executive Vice President & Chief
                                                Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York


By:    /s/ Edward G. McGann
       -------------------------------
Name:  EDWARD G. McGANN
       -------------------------------
Title: VICE PRESIDENT, Duly Authorized
       -------------------------------
                 10/22/03

7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000        ING Investments, LLC
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                   www.ingfunds.com

                                AMENDED EXHIBIT A

FUND*                                                         EFFECTIVE DATE
-----                                                        -----------------
ING EQUITY TRUST
   ING Convertible Fund                                         June 9, 2003
   ING Disciplined LargeCap Fund                                June 9, 2003
   ING Equity and Bond Fund                                     June 9, 2003
   ING Financial Services Fund                                  June 9, 2003
   ING Growth Opportunities Fund                                June 9, 2003
   ING LargeCap Growth Fund                                     June 9, 2003
   ING Large Company Value Fund                                 June 9, 2003
   ING MidCap Opportunities Fund                                June 9, 2003
   ING MidCap Value Fund                                        June 9, 2003
   ING Principal Protection Fund                                June 2, 2003
   ING Principal Protection Fund II                             June 2, 2003
   ING Principal Protection Fund III                            June 2, 2003
   ING Principal Protection Fund IV                             June 2, 2003
   ING Principal Protection Fund V                              June 2, 2003
   ING Principal Protection Fund VI                             June 2, 2003
   ING Principal Protection Fund VII                            May 1, 2003
   ING Principal Protection Fund VIII                         October 1, 2003
   ING Principal Protection Fund IX                                 TBD
   ING Real Estate Fund                                         June 9, 2003
   ING SmallCap Opportunities Fund                              June 9, 2003
   ING SmallCap Value Fund                                      June 9, 2003
   ING Tax Efficient Equity Fund                                June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                               April 7, 2003
   ING GNMA Income Fund                                        April 7, 2003
   ING High Yield Bond Fund                                    April 7, 2003
   ING High Yield Opportunity Fund                             April 7, 2003
   ING Intermediate Bond Fund                                  April 7, 2003
   ING Lexington Money Market Trust                            April 7, 2003
   ING Money Market Fund                                       April 7, 2003
   ING National Tax-Exempt Bond Fund                           April 7, 2003
   ING Strategic Bond Fund                                     April 7, 2003

ING GET FUND
   ING GET Fund - Series D                                     July 14, 2003
   ING GET Fund - Series E                                     July 14, 2003
   ING GET Fund - Series G                                     July 14, 2003
   ING GET Fund - Series H                                     July 14, 2003
   ING GET Fund - Series I                                     July 14, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
   ING GET Fund - Series J                                      July 14, 2003
   ING GET Fund - Series K                                      July 14, 2003
   ING GET Fund - Series L                                      July 14, 2003
   ING GET Fund - Series M                                      July 14, 2003
   ING GET Fund - Series N                                      July 14, 2003
   ING GET Fund - Series P                                      July 14, 2003
   ING GET Fund - Series Q                                      July 14, 2003
   ING GET Fund - Series R                                      July 14, 2003
   ING GET Fund - Series S                                      July 14, 2003
   ING GET Fund - Series T                                      July 14, 2003
   ING GET Fund - Series U                                      July 14, 2003
   ING GET Fund - Series V                                      March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                             June 9, 2003

ING INVESTORS TRUST
   Fund for Life Series                                        January 6, 2003
   ING AIM Mid Cap Growth Portfolio                            January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                       January 6, 2003
   ING American Funds Growth Portfolio                        September 2, 2003
   ING American Funds Growth-Income Portfolio                 September 2, 2003
   ING American Funds International Portfolio                 September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio              January 13, 2003
   ING Capital Guardian Managed Global Portfolio               January 13, 2003
   ING Capital Guardian Small Cap Portfolio                    January 13, 2003
   ING Developing World Portfolio                              January 13, 2003
   ING Eagle Asset Value Equity Portfolio                      January 6, 2003
   ING FMR(SM) Diversified Mid Cap Portfolio                   January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM) Portfolio         January 6, 2003
   ING Hard Assets Portfolio                                   January 13, 2003
   ING International Portfolio                                 January 13, 2003
   ING Janus Growth and Income Portfolio                       January 13, 2003
   ING Janus Special Equity Portfolio                          January 13, 2003
   ING Jennison Equity Opportunities Portfolio                 January 6, 2003
   ING JPMorgan Fleming Small Cap Equity Portfolio             January 13, 2003
   ING Julius Baer Foreign Portfolio                           January 13, 2003
   ING Limited Maturity Bond Portfolio                         January 6, 2003
   ING Liquid Assets Portfolio                                 January 6, 2003
   ING Marsico Growth Portfolio                                January 13, 2003
   ING Mercury Focus Value Portfolio                           January 6, 2003
   ING Mercury Fundamental Growth Portfolio                    January 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
   ING MFS Mid Cap Growth Portfolio                           January 13, 2003
   ING MFS Research Portfolio                                 January 13, 2003
   ING MFS Total Return Portfolio                             January 13, 2003
   ING PIMCO Core Bond Portfolio                              January 13, 2003
   ING PIMCO High Yield Portfolio                                   TBD
   ING Salomon Brothers All Cap Portfolio                     January 6, 2003
   ING Salomon Brothers Investors Portfolio                   January 6, 2003
   ING T. Rowe Price Capital Appreciation Portfolio           January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                  January 13, 2003
   ING UBS U.S. Balanced Portfolio                            January 6, 2003
   ING Van Kampen Equity Growth Portfolio                     January 13, 2003
   ING Van Kampen Global Franchise Portfolio                  January 13, 2003
   ING Van Kampen Growth and Income Portfolio                 January 13, 2003
   ING Van Kampen Real Estate Portfolio                       January 13, 2003

ING MAYFLOWER TRUST
   ING Growth + Value Fund                                      June 9, 2003
   ING International Value Fund                               November 3, 2003

ING MUTUAL FUNDS
   ING Emerging Countries Fund                                November 3, 2003
   ING Foreign Fund                                             July 1, 2003
   ING Global Equity Dividend Fund                           September 2, 2003
   ING Global Real Estate Fund                                November 3, 2003
   ING International Fund                                     November 3, 2003
   ING International SmallCap Growth Fund                     November 3, 2003
   ING Precious Metals Fund                                   November 3, 2003
   ING Russia Fund                                            November 3, 2003
   ING Worldwide Growth Fund                                  November 3, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                      June 2, 2003
   ING Aeltus Money Market Fund                                 June 2, 2003
   ING Balanced Fund                                            June 2, 2003
   ING Bond Fund                                                June 2, 2003
   ING Classic Principal Protection Fund I                      June 2, 2003
   ING Classic Principal Protection Fund II                     June 2, 2003
   ING Classic Principal Protection Fund III                    June 2, 2003
   ING Classic Principal Protection Fund IV                     June 2, 2003
   ING Government Fund                                          June 2, 2003
   ING Growth Fund                                              June 9, 2003
   ING Growth and Income Fund                                   June 9, 2003
   ING Index Plus LargeCap Fund                                 June 9, 2003
   ING Index Plus MidCap Fund                                   June 9, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING SERIES FUND, INC. (CONTINUED)
   ING Index Plus Protection Fund                               June 2, 2003
   ING Index Plus SmallCap Fund                                 June 9, 2003
   ING International Growth Fund                              November 3, 2003
   ING Small Company Fund                                       June 9, 2003
   ING Strategic Allocation Balanced Fund                       June 2, 2003
   ING Strategic Allocation Growth Fund                         June 2, 2003
   ING Strategic Allocation Income Fund                         June 2, 2003
   ING Technology Fund                                          June 2, 2003
   ING Value Opportunity Fund                                   June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Balanced Portfolio               July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                 July 7, 2003
   ING VP Strategic Allocation Income Portfolio                 July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                           July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                      June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                    September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                           TBD
   ING GET U.S. Core Portfolio - Series 4                           TBD
   ING GET U.S. Core Portfolio - Series 5                           TBD
   ING GET U.S. Core Portfolio - Series 6                           TBD
   ING GET U.S. Opportunity Portfolio - Series 1                    TBD
   ING GET U.S. Opportunity Portfolio - Series 2                    TBD
   ING VP Worldwide Growth Portfolio                          November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                      July 7, 2003
   ING VP Index Plus LargeCap Portfolio                         July 7, 2003
   ING VP Index Plus MidCap Portfolio                           July 7, 2003
   ING VP Index Plus SmallCap Portfolio                         July 7, 2003
   ING VP International Equity Portfolio                      November 3, 2003
   ING VP Small Company Portfolio                               July 7, 2003
   ING VP Technology Portfolio                                  July 7, 2003
   ING VP Value Opportunity Portfolio                           July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                               October 6, 2003
   ING VP Disciplined LargeCap Portfolio                      October 6, 2003
   ING VP Growth + Value Portfolio                            October 6, 2003
   ING VP Growth Opportunities Portfolio                      October 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING VARIABLE PRODUCTS TRUST (CONTINUED)
   ING VP High Yield Bond Portfolio                           October 6, 2003
   ING VP International Value Portfolio                       November 3, 2003
   ING VP LargeCap Growth Portfolio                           October 6, 2003
   ING VP MagnaCap Portfolio                                  October 6, 2003
   ING VP MidCap Opportunities Portfolio                      October 6, 2003
   ING VP SmallCap Opportunities Portfolio                    October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                 July 7, 2003

ING VP BOND PORTFOLIO                                           July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                            November 3, 2003

ING VP MONEY MARKET PORTFOLIO                                   July 7, 2003

ING VP NATURAL RESOURCES TRUST                                October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                             October 6, 2003
   The Bond Portfolio                                         October 6, 2003
   The Money Market Portfolio                                 October 6, 2003
   The Stock Portfolio                                        October 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

[ING FUNDS LOGO]

October 29, 2003

Ms. Mary Jean Milner
Vice President, Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286


Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING PIMCO High Yield Portfolio and ING Stock Index Portfolio, two newly established funds of ING Investors Trust (the "New Funds") to be included on the Amended Exhibit A to the Agreements as of November 5, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the New Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                              Sincerely,


                                              /s/ Michael J. Roland
                                              Michael J. Roland
                                              Executive Vice President & Chief
                                              Financial Officer


ACCEPTED AND AGREED TO:
The Bank of New York


By:    /s/ Edward G. McGann
       --------------------------------
Name:  EDWARD G. McGANN
       --------------------------------
Title:  VICE PRESIDENT, Duly Authorized
       --------------------------------

7337 E. Doubletree Ranch Rd.      Tel: 480-477-3000        ING Investments, LLC
Scottsdale, AZ 85258-2034         Fax: 480-477-2700
                                  www.ingfunds.com

                                AMENDED EXHIBIT A

FUND*                                                           EFFECTIVE DATE
----                                                         -------------------
ING EQUITY TRUST
   ING Convertible Fund                                         June 9, 2003
   ING Disciplined LargeCap Fund                                June 9, 2003
   ING Equity and Bond Fund                                     June 9, 2003
   ING Financial Services Fund                                  June 9, 2003
   ING Growth Opportunities Fund                                June 9, 2003
   ING LargeCap Growth Fund                                     June 9, 2003
   ING Large Company Value Fund                                 June 9, 2003
   ING MidCap Opportunities Fund                                June 9, 2003
   ING MidCap Value Fund                                        June 9, 2003
   ING Principal Protection Fund                                June 2, 2003
   ING Principal Protection Fund II                             June 2, 2003
   ING Principal Protection Fund III                            June 2, 2003
   ING Principal Protection Fund IV                             June 2, 2003
   ING Principal Protection Fund V                              June 2, 2003
   ING Principal Protection Fund VI                             June 2, 2003
   ING Principal Protection Fund VII                            May 1, 2003
   ING Principal Protection Fund VIII                         October 1, 2003
   ING Principal Protection Fund IX                                 TBD
   ING Real Estate Fund                                         June 9, 2003
   ING SmallCap Opportunities Fund                              June 9, 2003
   ING SmallCap Value Fund                                      June 9, 2003
   ING Tax Efficient Equity Fund                                June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                               April 7, 2003
   ING GNMA Income Fund                                        April 7, 2003
   ING High Yield Bond Fund                                    April 7, 2003
   ING High Yield Opportunity Fund                             April 7, 2003
   ING Intermediate Bond Fund                                  April 7, 2003
   ING Lexington Money Market Trust                            April 7, 2003
   ING Money Market Fund                                       April 7, 2003
   ING National Tax-Exempt Bond Fund                           April 7, 2003
   ING Strategic Bond Fund                                     April 7, 2003

ING GET FUND
   ING GET Fund - Series D                                     July 14, 2003
   ING GET Fund - Series E                                     July 14, 2003
   ING GET Fund - Series G                                     July 14, 2003
   ING GET Fund - Series H                                     July 14, 2003
   ING GET Fund - Series I                                     July 14, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
   ING GET Fund - Series J                                     July 14, 2003
   ING GET Fund - Series K                                     July 14, 2003
   ING GET Fund - Series L                                     July 14, 2003
   ING GET Fund - Series M                                     July 14, 2003
   ING GET Fund - Series N                                     July 14, 2003
   ING GET Fund - Series P                                     July 14, 2003
   ING GET Fund - Series Q                                     July 14, 2003
   ING GET Fund - Series R                                     July 14, 2003
   ING GET Fund - Series S                                     July 14, 2003
   ING GET Fund - Series T                                     July 14, 2003
   ING GET Fund - Series U                                     July 14, 2003
   ING GET Fund - Series V                                     March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                            June 9, 2003

ING INVESTORS TRUST
   Fund for Life Series                                       January 6, 2003
   ING AIM Mid Cap Growth Portfolio                           January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                      January 6, 2003
   ING American Funds Growth Portfolio                       September 2, 2003
   ING American Funds Growth-Income Portfolio                September 2, 2003
   ING American Funds International Portfolio                September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio             January 13, 2003
   ING Capital Guardian Managed Global Portfolio              January 13, 2003
   ING Capital Guardian Small Cap Portfolio                   January 13, 2003
   ING Developing World Portfolio                             January 13, 2003
   ING Eagle Asset Value Equity Portfolio                     January 6, 2003
   ING FMR(SM) Diversified Mid Cap Portfolio                  January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM)
   Portfolio                                                  January 6, 2003
   ING Hard Assets Portfolio                                  January 13, 2003
   ING International Portfolio                                January 13, 2003
   ING Janus Growth and Income Portfolio                      January 13, 2003
   ING Janus Special Equity Portfolio                         January 13, 2003
   ING Jennison Equity Opportunities Portfolio                January 6, 2003
   ING JPMorgan Fleming Small Cap Equity Portfolio            January 13, 2003
   ING Julius Baer Foreign Portfolio                          January 13, 2003
   ING Limited Maturity Bond Portfolio                        January 6, 2003
   ING Liquid Assets Portfolio                                January 6, 2003
   ING Marsico Growth Portfolio                               January 13, 2003
   ING Mercury Focus Value Portfolio                          January 6, 2003
   ING Mercury Fundamental Growth Portfolio                   January 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
   ING MFS Mid Cap Growth Portfolio                           January 13, 2003
   ING MFS Research Portfolio                                 January 13, 2003
   ING MFS Total Return Portfolio                             January 13, 2003
   ING PIMCO Core Bond Portfolio                              January 13, 2003
   ING PIMCO High Yield Portfolio                             November 5, 2003
   ING Salomon Brothers All Cap Portfolio                     January 6, 2003
   ING Salomon Brothers Investors Portfolio                   January 6, 2003
   ING Stock Index Portfolio                                  November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio           January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                  January 13, 2003
   ING UBS U.S. Balanced Portfolio                            January 6, 2003
   ING Van Kampen Equity Growth Portfolio                     January 13, 2003
   ING Van Kampen Global Franchise Portfolio                  January 13, 2003
   ING Van Kampen Growth and Income Portfolio                 January 13, 2003
   ING Van Kampen Real Estate Portfolio                       January 13, 2003

ING MAYFLOWER TRUST
   ING Growth + Value Fund                                      June 9, 2003
   ING International Value Fund                               November 3, 2003

ING MUTUAL FUNDS
   ING Emerging Countries Fund                                November 3, 2003
   ING Foreign Fund                                             July 1, 2003
   ING Global Equity Dividend Fund                           September 2, 2003
   ING Global Real Estate Fund                                November 3, 2003
   ING International Fund                                     November 3, 2003
   ING International SmallCap Growth Fund                     November 3, 2003
   ING Precious Metals Fund                                   November 3, 2003
   ING Russia Fund                                            November 3, 2003
   ING Worldwide Growth Fund                                  November 3, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                      June 2, 2003
   ING Aeltrus Money Market Fund                                June 2, 2003
   ING Balanced Fund                                            June 2, 2003
   ING Bond Fund                                                June 2, 2003
   ING Classic Principal Protection Fund I                      June 2, 2003
   ING Classic Principal Protection Fund II                     June 2, 2003
   ING Classic Principal Protection Fund III                    June 2, 2003
   ING Classic Principal Protection Fund IV                     June 2, 2003
   ING Government Fund                                          June 2, 2003
   ING Growth Fund                                              June 9, 2003
   ING Growth and Income Fund                                   June 9, 2003
   ING Index Plus LargeCap Fund                                 June 9, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING SERIES FUND, INC. (CONTINUED)
   ING Index Plus MidCap Fund                                   June 9, 2003
   ING Index Plus Protection Fund                               June 2, 2003
   ING Index Plus SmallCap Fund                                 June 9, 2003
   ING International Growth Fund                              November 3, 2003
   ING Small Company Fund                                       June 9, 2003
   ING Strategic Allocation Balanced Fund                       June 2, 2003
   ING Strategic Allocation Growth Fund                         June 2, 2003
   ING Strategic Allocation Income Fund                         June 2, 2003
   ING Technology Fund                                          June 2, 2003
   ING Value Opportunity Fund                                   June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Balanced Portfolio               July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                 July 7, 2003
   ING VP Strategic Allocation Income Portfolio                 July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                           July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                      June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                    September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                           TBD
   ING GET U.S. Core Portfolio - Series 4                           TBD
   ING GET U.S. Core Portfolio - Series 5                           TBD
   ING GET U.S. Core Portfolio - Series 6                           TBD
   ING GET U.S. Opportunity Portfolio - Series 1                    TBD
   ING GET U.S. Opportunity Portfolio - Series 2                    TBD
   ING VP Worldwide Growth Portfolio                          November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                      July 7, 2003
   ING VP Index Plus LargeCap Portfolio                         July 7, 2003
   ING VP Index Plus MidCap Portfolio                           July 7, 2003
   ING VP Index Plus SmallCap Portfolio                         July 7, 2003
   ING VP International Equity Portfolio                      November 3, 2003
   ING VP Small Company Portfolio                               July 7, 2003
   ING VP Technology Portfolio                                  July 7, 2003
   ING VP Value Opportunity Portfolio                           July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                               October 6, 2003
   ING VP Disciplined LargeCap Portfolio                      October 6, 2003
   ING VP Growth + Value Portfolio                            October 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING VARIABLE PRODUCTS TRUST (CONTINUED)
   ING VP Growth Opportunities Portfolio                      October 6, 2003
   ING VP High Yield Bond Portfolio                           October 6, 2003
   ING VP International Value Portfolio                       November 3, 2003
   ING VP Large Company Value Portfolio                       October 6, 2003
   ING VP LargeCap Growth Portfolio                           October 6, 2003
   ING VP MagnaCap Portfolio                                  October 6, 2003
   ING VP MidCap Opportunities Portfolio                      October 6, 2003
   ING VP SmallCap Opportunities Portfolio                    October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                 July 7, 2003

ING VP BOND PORTFOLIO                                           July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                            November 3, 2003

ING VP MONEY MARKET PORTFOLIO                                   July 7, 2003

ING VP NATURAL RESOURCES TRUST                                October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                             October 6, 2003
   The Bond Portfolio                                         October 6, 2003
   The Money Market Portfolio                                 October 6, 2003
   The Stock Portfolio                                        October 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

[ING FUNDS LOGO]

February 1, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING LargeCap Value Fund (the "Fund") to be included on the AMENDED EXHIBIT A to the Agreements as of February 1, 2004 as shown.

The AMENDED EXHIBIT A has also been updated (1) by the removal of ING Large Company Value Fund and ING VP Large Company Value Portfolio as these Funds were recently dissolved; (2) to reflect the recent name change of ING JPMorgan Fleming Small Cap Equity Portfolio to ING JPMorgan Small Cap Equity Portfolio; and (3) to reflect the effective date of February 2, 2004 for ING Principal Protection Fund IX.

Please signify your acceptance to provide services under the Agreements with respect to the Fund by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                              Sincerely,


                                              /s/ Michael J. Roland
                                              Michael J. Roland
                                              Executive Vice President and
                                              Chief Financial Officer


ACCEPTED AND AGREED TO:
The Bank of New York


By:    /s/ Edward G. McGann
       --------------------------------
Name:  EDWARD G. McGANN
       --------------------------------
Title: VICE PRESIDENT,  Duly Authorized
       --------------------------------

7337 E. Doubletree Ranch Rd.      Tel: 480-477-3000        ING Investments, LLC
Scottsdale, AZ 85258-2034         Fax: 480-477-2700
                                  www.ingfunds.com

                                AMENDED EXHIBIT A

FUND*                                                          EFFECTIVE DATE
-----                                                          --------------
ING EQUITY TRUST
   ING Convertible Fund                                         June 9, 2003
   ING Disciplined LargeCap Fund                                June 9, 2003
   ING Equity and Bond Fund                                     June 9, 2003
   ING Financial Services Fund                                  June 9, 2003
   ING Growth Opportunities Fund                                June 9, 2003
   ING LargeCap Growth Fund                                     June 9, 2003
   ING LargeCap Value Fund                                    February 1, 2004
   ING MidCap Opportunities Fund                                June 9, 2003
   ING MidCap Value Fund                                        June 9, 2003
   ING Principal Protection Fund                                June 2, 2003
   ING Principal Protection Fund II                             June 2, 2003
   ING Principal Protection Fund III                            June 2, 2003
   ING Principal Protection Fund IV                             June 2, 2003
   ING Principal Protection Fund V                              June 2, 2003
   ING Principal Protection Fund VI                             June 2, 2003
   ING Principal Protection Fund VII                            May 1, 2003
   ING Principal Protection Fund VIII                         October 1, 2003
   ING Principal Protection Fund IX                           February 2, 2004
   ING Real Estate Fund                                         June 9, 2003
   ING SmallCap Opportunities Fund                              June 9, 2003
   ING SmallCap Value Fund                                      June 9, 2003
   ING Tax Efficient Equity Fund                                June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                               April 7, 2003
   ING GNMA Income Fund                                        April 7, 2003
   ING High Yield Bond Fund                                    April 7, 2003
   ING High Yield Opportunity Fund                             April 7, 2003
   ING Intermediate Bond Fund                                  April 7, 2003
   ING Lexington Money Market Trust                            April 7, 2003
   ING Money Market Fund                                       April 7, 2003
   ING National Tax-Exempt Bond Fund                           April 7, 2003
   ING Strategic Bond Fund                                     April 7, 2003

ING GET FUND
   ING GET Fund - Series D                                     July 14, 2003
   ING GET Fund - Series E                                     July 14, 2003
   ING GET Fund - Series G                                     July 14, 2003
   ING GET Fund - Series H                                     July 14, 2003
   ING GET Fund - Series I                                     July 14, 2003

  *This Amended Exhibit A will be effective with respect to a Fund upon the effective date of the initial Registration Statement or the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
   ING GET Fund - Series J                                     July 14, 2003
   ING GET Fund - Series K                                     July 14, 2003
   ING GET Fund - Series L                                     July 14, 2003
   ING GET Fund - Series M                                     July 14, 2003
   ING GET Fund - Series N                                     July 14, 2003
   ING GET Fund - Series P                                     July 14, 2003
   ING GET Fund - Series Q                                     July 14, 2003
   ING GET Fund - Series R                                     July 14, 2003
   ING GET Fund - Series S                                     July 14, 2003
   ING GET Fund - Series T                                     July 14, 2003
   ING GET Fund - Series U                                     July 14, 2003
   ING GET Fund - Series V                                     March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                            June 9, 2003

ING INVESTORS TRUST
   Fund for Life Series                                       January 6, 2003
   ING AIM Mid Cap Growth Portfolio                           January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                      January 6, 2003
   ING American Funds Growth Portfolio                       September 2, 2003
   ING American Funds Growth-Income Portfolio                September 2, 2003
   ING American Funds International Portfolio                September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio             January 13, 2003
   ING Capital Guardian Managed Global Portfolio              January 13, 2003
   ING Capital Guardian Small Cap Portfolio                   January 13, 2003
   ING Developing World Portfolio                             January 13, 2003
   ING Eagle Asset Value Equity Portfolio                     January 6, 2003
   ING FMR(SM) Diversified Mid Cap Portfolio                  January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM) Portfolio        January 6, 2003
   ING Hard Assets Portfolio                                  January 13, 2003
   ING International Portfolio                                January 13, 2003
   ING Janus Growth and Income Portfolio                      January 13, 2003
   ING Janus Special Equity Portfolio                         January 13, 2003
   ING Jennison Equity Opportunities Portfolio                January 6, 2003
   ING JPMorgan Small Cap Equity Portfolio                    January 13, 2003
   ING Julius Baer Foreign Portfolio                          January 13, 2003
   ING Limited Maturity Bond Portfolio                        January 6, 2003
   ING Liquid Assets Portfolio                                January 6, 2003
   ING Marsico Growth Portfolio                               January 13, 2003
   ING Mercury Focus Value Portfolio                          January 6, 2003
   ING Mercury Fundamental Growth Portfolio                   January 6, 2003

  *This Amended Exhibit A will be effective with respect to a Fund upon the effective date of the initial Registration Statement or the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
   ING MFS Mid Cap Growth Portfolio                           January 13, 2003
   ING MFS Research Portfolio                                 January 13, 2003
   ING MFS Total Return Portfolio                             January 13, 2003
   ING PIMCO Core Bond Portfolio                              January 13, 2003
   ING PIMCO High Yield Portfolio                             November 5, 2003
   ING Salomon Brothers All Cap Portfolio                     January 6, 2003
   ING Salomon Brothers Investors Portfolio                   January 6, 2003
   ING Stock Index Portfolio                                  November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio           January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                  January 13, 2003
   ING UBS U.S. Balanced Portfolio                            January 6, 2003
   ING Van Kampen Equity Growth Portfolio                     January 13, 2003
   ING Van Kampen Global Franchise Portfolio                  January 13, 2003
   ING Van Kampen Growth and Income Portfolio                 January 13, 2003
   ING Van Kampen Real Estate Portfolio                       January 13, 2003

ING MAYFLOWER TRUST
   ING Growth + Value Fund                                      June 9, 2003
   ING International Value Fund                               November 3, 2003

ING MUTUAL FUNDS
   ING Emerging Countries Fund                                November 3, 2003
   ING Foreign Fund                                             July 1, 2003
   ING Global Equity Dividend Fund                           September 2, 2003
   ING Global Real Estate Fund                                November 3, 2003
   ING International Fund                                     November 3, 2003
   ING International SmallCap Growth Fund                     November 3, 2003
   ING Precious Metals Fund                                   November 3, 2003
   ING Russia Fund                                            November 3, 2003
   ING Worldwide Growth Fund                                  November 3, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                      June 2, 2003
   ING Aeltus Money Market Fund                                 June 2, 2003
   ING Balanced Fund                                            June 2, 2003
   ING Bond Fund                                                June 2, 2003
   ING Classic Principal Protection Fund I                      June 2, 2003
   ING Classic Principal Protection Fund II                     June 2, 2003
   ING Classic Principal Protection Fund III                    June 2, 2003
   ING Classic Principal Protection Fund IV                     June 2, 2003
   ING Government Fund                                          June 2, 2003
   ING Growth Fund                                              June 9, 2003
   ING Growth and Income Fund                                   June 9, 2003

  *This Amended Exhibit A will be effective with respect to a Fund upon the effective date of the initial Registration Statement or the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

ING SERIES FUND, INC. (CONTINUED)
   ING Index Plus LargeCap Fund                                 June 9, 2003
   ING Index Plus MidCap Fund                                   June 9, 2003
   ING Index Plus Protection Fund                               June 2, 2003
   ING Index Plus SmallCap Fund                                 June 9, 2003
   ING International Growth Fund                              November 3, 2003
   ING Small Company Fund                                       June 9, 2003
   ING Strategic Allocation Balanced Fund                       June 2, 2003
   ING Strategic Allocation Growth Fund                         June 2, 2003
   ING Strategic Allocation Income Fund                         June 2, 2003
   ING Technology Fund                                          June 2, 2003
   ING Value Opportunity Fund                                   June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Balanced Portfolio               July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                 July 7, 2003
   ING VP Strategic Allocation Income Portfolio                 July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                           July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                      June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                    September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                    December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                           TBD
   ING GET U.S. Core Portfolio - Series 5                           TBD
   ING GET U.S. Core Portfolio - Series 6                           TBD
   ING GET U.S. Opportunity Portfolio - Series 1                    TBD
   ING GET U.S. Opportunity Portfolio - Series 2                    TBD
   ING VP Worldwide Growth Portfolio                          November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                      July 7, 2003
   ING VP Index Plus LargeCap Portfolio                         July 7, 2003
   ING VP Index Plus MidCap Portfolio                           July 7, 2003
   ING VP Index Plus SmallCap Portfolio                         July 7, 2003
   ING VP International Equity Portfolio                      November 3, 2003
   ING VP Small Company Portfolio                               July 7, 2003
   ING VP Technology Portfolio                                  July 7, 2003
   ING VP Value Opportunity Portfolio                           July 7, 2003

  *This Amended Exhibit A will be effective with respect to a Fund upon the effective date of the initial Registration Statement or the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                               October 6, 2003
   ING VP Disciplined LargeCap Portfolio                      October 6, 2003
   ING VP Growth + Value Portfolio                            October 6, 2003
   ING VP Growth Opportunities Portfolio                      October 6, 2003
   ING VP High Yield Bond Portfolio                           October 6, 2003
   ING VP International Value Portfolio                       November 3, 2003
   ING VP LargeCap Growth Portfolio                           October 6, 2003
   ING VP MagnaCap Portfolio                                  October 6, 2003
   ING VP MidCap Opportunities Portfolio                      October 6, 2003
   ING VP SmallCap Opportunities Portfolio                    October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                 July 7, 2003

ING VP BOND PORTFOLIO                                           July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                            November 3, 2003

ING VP MONEY MARKET PORTFOLIO                                   July 7, 2003

ING VP NATURAL RESOURCES TRUST                                October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                             October 6, 2003
   The Bond Portfolio                                         October 6, 2003
   The Money Market Portfolio                                 October 6, 2003
   The Stock Portfolio                                        October 6, 2003

  *This Amended Exhibit A will be effective with respect to a Fund upon the effective date of the initial Registration Statement or the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

[ING FUNDS LOGO]

February 25, 2004

MS. Mary Jean Milner
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Evergreen Health Sciences Portfolio, ING Evergreen Omega Portfolio, ING Lifestyle Aggressive Growth Portfolio, ING Lifestyle Growth Portfolio, ING Lifestyle Moderate Growth Portfolio, ING Lifestyle Moderate Portfolio, ING Principal Protection Fund X, ING Principal Protection Fund XI, ING VP Financial Services Portfolio, and ING VP Real Estate Portfolio (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown.

The AMENDED EXHIBIT A has also been updated (1) to reflect name changes for ING Eagle Asset Value Equity Portfolio to ING Eagle Asset Capital Appreciation Portfolio, effective May 3, 2004, ING Growth and Income Fund to ING Equity Income Fund, ING Technology Fund to ING Global Science and Technology Fund, ING Growth and Income Fund to ING Equity Income Fund and ING VP Technology Portfolio to ING VP Global Science and Technology Portfolio, and (2) by the removal of ING Strategic Bond Fund, effective April 16, 2004, and ING GET Fund - Series D as these funds were recently dissolved.

Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                              Sincerely,


                                              /s/ Michael J. Roland
                                              Michael J. Roland
                                              Executive Vice President and
                                              Chief Financial Officer


ACCEPTED AND AGREED TO:
The Bank of New York


By:    /s/ Edward G. McGann
       --------------------------------
Name:  EDWARD G. McGANN
       --------------------------------
Title: VICE PRESIDENT,  Duly Authorized
       --------------------------------

7337 E. Doubletree Ranch Rd.      Tel: 480-477-3000        ING Investments, LLC
Scottsdale, AZ 85258-2034         Fax: 480-477-2700
                                  www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                           EFFECTIVE DATE
-----                                                          --------------
ING EQUITY TRUST
   ING Convertible Fund                                         June 9, 2003
   ING Disciplined LargeCap Fund                                June 9, 2003
   ING Equity and Bond Fund                                     June 9, 2003
   ING Financial Services Fund                                  June 9, 2003
   ING Growth Opportunities Fund                                June 9, 2003
   ING LargeCap Growth Fund                                     June 9, 2003
   ING LargeCap Value Fund                                    February 1, 2004
   ING MidCap Opportunities Fund                                June 9, 2003
   ING MidCap Value Fund                                        June 9, 2003
   ING Principal Protection Fund                                June 2, 2003
   ING Principal Protection Fund II                             June 2, 2003
   ING Principal Protection Fund III                            June 2, 2003
   ING Principal Protection Fund IV                             June 2, 2003
   ING Principal Protection Fund V                              June 2, 2003
   ING Principal Protection Fund VI                             June 2, 2003
   ING Principal Protection Fund VII                            May 1, 2003
   ING Principal Protection Fund VIII                         October 1, 2003
   ING Principal Protection Fund IX                           February 2, 2004
   ING Principal Protection Fund X                                  TBD
   ING Principal Protection Fund XI                                 TBD
   ING Real Estate Fund                                         June 9, 2003
   ING SmallCap Opportunities Fund                              June 9, 2003
   ING SmallCap Value Fund                                      June 9, 2003
   ING Tax Efficient Equity Fund                                June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                               April 7, 2003
   ING GNMA Income Fund                                        April 7, 2003
   ING High Yield Bond Fund                                    April 7, 2003
   ING High Yield Opportunity Fund                             April 7, 2003
   ING Intermediate Bond Fund                                  April 7, 2003
   ING Lexington Money Market Trust                            April 7, 2003
   ING Money Market Fund                                       April 7, 2003
   ING National Tax-Exempt Bond Fund                           April 7, 2003

ING GET FUND
   ING GET Fund - Series E                                     July 14, 2003
   ING GET Fund - Series G                                     July 14, 2003
   ING GET Fund - Series H                                     July 14, 2003
   ING GET Fund - Series I                                     July 14, 2003
   ING GET Fund - Series J                                     July 14, 2003
   ING GET Fund - Series K                                     July 14, 2003

ING GET FUND (CONT.)
   ING GET Fund - Series L                                     July 14, 2003
   ING GET Fund - Series M                                     July 14, 2003
   ING GET Fund - Series N                                     July 14, 2003
   ING GET Fund - Series P                                     July 14, 2003
   ING GET Fund - Series Q                                     July 14, 2003
   ING GET Fund - Series R                                     July 14, 2003
   ING GET Fund - Series S                                     July 14, 2003
   ING GET Fund - Series T                                     July 14, 2003
   ING GET Fund - Series U                                     July 14, 2003
   ING GET Fund - Series V                                     March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                            June 9, 2003

ING INVESTORS TRUST
   Fund for Life Series                                       January 6, 2003
   ING AIM Mid Cap Growth Portfolio                           January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                      January 6, 2003
   ING American Funds Growth Portfolio                       September 2, 2003
   ING American Funds Growth-Income Portfolio                September 2, 2003
   ING American Funds International Portfolio                September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio             January 13, 2003
   ING Capital Guardian Managed Global Portfolio              January 13, 2003
   ING Capital Guardian Small Cap Portfolio                   January 13, 2003
   ING Developing World Portfolio                             January 13, 2003
   ING Eagle Asset Capital Appreciation Portfolio             January 6, 2003
   ING Evergreen Health Sciences Portfolio                      May 3, 2004
   ING Evergreen Omega Portfolio                                May 3, 2004
   ING FMR(SM) Diversified Mid Cap Portfolio                  January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM) Portfolio        January 6, 2003
   ING Hard Assets Portfolio                                  January 13, 2003
   ING International Portfolio                                January 13, 2003
   ING Janus Growth and Income Portfolio                      January 13, 2003
   ING Janus Special Equity Portfolio                         January 13, 2003
   ING Jennison Equity Opportunities Portfolio                January 6, 2003
   ING JPMorgan Small Cap Equity Portfolio                    January 13, 2003
   ING Julius Baer Foreign Portfolio                          January 13, 2003
   ING Lifestyle Aggressive Growth Portfolio                    May 1, 2004
   ING Lifestyle Growth Portfolio                               May 1, 2004
   ING Lifestyle Moderate Growth Portfolio                      May 1, 2004
   ING Lifestyle Moderate Portfolio                             May 1, 2004
   ING Limited Maturity Bond Portfolio                        January 6, 2003
   ING Liquid Assets Portfolio                                January 6, 2003
   ING Marsico Growth Portfolio                               January 13, 2003
   ING Mercury Focus Value Portfolio                          January 6, 2003

ING INVESTORS TRUST (CONT.)
   ING Mercury Fundamental Growth Portfolio                   January 6, 2003
   ING MFS Mid Cap Growth Portfolio                           January 13, 2003
   ING MFS Research Portfolio                                 January 13, 2003
   ING MFS Total Return Portfolio                             January 13, 2003
   ING PIMCO Core Bond Portfolio                              January 13, 2003
   ING PIMCO High Yield Portfolio                             November 5, 2003
   ING Salomon Brothers All Cap Portfolio                     January 6, 2003
   ING Salomon Brothers Investors Portfolio                   January 6, 2003
   ING Stock Index Portfolio                                  November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio           January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                  January 13, 2003
   ING UBS U.S. Balanced Portfolio                            January 6, 2003
   ING Van Kampen Equity Growth Portfolio                     January 13, 2003
   ING Van Kampen Global Franchise Portfolio                  January 13, 2003
   ING Van Kampen Growth and Income Portfolio                 January 13, 2003
   ING Van Kampen Real Estate Portfolio                       January 13, 2003

ING MAYFLOWER TRUST
   ING Growth + Value Fund                                      June 9, 2003
   ING International Value Fund                               November 3, 2003

ING MUTUAL FUNDS
   ING Emerging Countries Fund                                November 3, 2003
   ING Foreign Fund                                             July 1, 2003
   ING Global Equity Dividend Fund                           September 2, 2003
   ING Global Real Estate Fund                                November 3, 2003
   ING International Fund                                     November 3, 2003
   ING International SmallCap Growth Fund                     November 3, 2003
   ING Precious Metals Fund                                   November 3, 2003
   ING Russia Fund                                            November 3, 2003
   ING Worldwide Growth Fund                                  November 3, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                      June 2, 2003
   ING Aeltus Money Market Fund                                 June 2, 2003
   ING Balanced Fund                                            June 2, 2003
   ING Bond Fund                                                June 2, 2003
   ING Classic Principal Protection Fund I                      June 2, 2003
   ING Classic Principal Protection Fund II                     June 2, 2003
   ING Classic Principal Protection Fund III                    June 2, 2003
   ING Classic Principal Protection Fund IV                     June 2, 2003
   ING Equity Income Fund                                       June 9, 2003
   ING Global Science and Technology Fund                       June 2, 2003
   ING Government Fund                                          June 2, 2003
   ING Growth Fund                                              June 9, 2003

ING SERIES FUND, INC. (CONT.)
   ING Index Plus LargeCap Fund                                 June 9, 2003
   ING Index Plus MidCap Fund                                   June 9, 2003
   ING Index Plus Protection Fund                               June 2, 2003
   ING Index Plus SmallCap Fund                                 June 9, 2003
   ING International Growth Fund                              November 3, 2003
   ING Small Company Fund                                       June 9, 2003
   ING Strategic Allocation Balanced Fund                       June 2, 2003
   ING Strategic Allocation Growth Fund                         June 2, 2003
   ING Strategic Allocation Income Fund                         June 2, 2003
   ING Value Opportunity Fund                                   June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Balanced Portfolio               July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                 July 7, 2003
   ING VP Strategic Allocation Income Portfolio                 July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                           July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                      June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                    September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                    December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                      March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                      June 11, 2004
   ING GET U.S. Core Portfolio - Series 6                    September 10, 2004
   ING GET U.S. Opportunity Portfolio - Series 1                    TBD
   ING GET U.S. Opportunity Portfolio - Series 2                    TBD
   ING VP Worldwide Growth Portfolio                          November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Global Science and Technology Portfolio               July 7, 2003
   ING VP Growth Portfolio                                      July 7, 2003
   ING VP Index Plus LargeCap Portfolio                         July 7, 2003
   ING VP Index Plus MidCap Portfolio                           July 7, 2003
   ING VP Index Plus SmallCap Portfolio                         July 7, 2003
   ING VP International Equity Portfolio                      November 3, 2003
   ING VP Small Company Portfolio                               July 7, 2003
   ING VP Value Opportunity Portfolio                           July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                               October 6, 2003
   ING VP Disciplined LargeCap Portfolio                      October 6, 2003
   ING VP Financial Services Portfolio                          May 1, 2004
   ING VP Growth + Value Portfolio                            October 6, 2003

ING VARIABLE PRODUCTS TRUST (CONT.)
   ING VP Growth Opportunities Portfolio                      October 6, 2003
   ING VP High Yield Bond Portfolio                           October 6, 2003
   ING VP International Value Portfolio                       November 3, 2003
   ING VP LargeCap Growth Portfolio                           October 6, 2003
   ING VP MagnaCap Portfolio                                  October 6, 2003
   ING VP MidCap Opportunities Portfolio                      October 6, 2003
   ING VP Real Estate Portfolio                                 May 1, 2004
   ING VP SmallCap Opportunities Portfolio                    October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                 July 7, 2003

ING VP BOND PORTFOLIO                                           July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                            November 3, 2003

ING VP MONEY MARKET PORTFOLIO                                   July 7, 2003

ING VP NATURAL RESOURCES TRUST                                October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                             October 6, 2003
   The Bond Portfolio                                         October 6, 2003
   The Money Market Portfolio                                 October 6, 2003
   The Stock Portfolio                                        October 6, 2003